UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08846

Tributary Funds, Inc.
(Exact name of registrant as specified in charter)

Tributary Capital Management, LLC 1620 Dodge Street Omaha, Nebraska 68197
(Address of principal executive offices)

Daniel W. Koors Jackson Fund Services 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 662-4203

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

Tributary Funds®

Annual Report

March 31, 2012

Tributary Short-Intermediate Bond Fund

Institutional Class: FOSIX

Institutional Plus Class: FOSPX

Tributary Income Fund

Institutional Class: FOINX

Institutional Plus Class: FOIPX

Tributary Balanced Fund

Institutional Class: FOBAX

Institutional Plus Class: FOBPX

Tributary Core Equity Fund

Institutional Class: FOEQX

Institutional Plus Class: FOEPX

Tributary Large Cap Growth Fund

Institutional Class: FOLCX

Insitutional Plus Class: FOLPX

Tributary Growth Opportunities Fund

Institutional Class: FOGRX

Institutional Plus Class: FOGPX

Tributary Small Company Fund

Institutional Class: FOSCX

Institutional Plus Class: FOSBX

Notice to Investors

Shares of Tributary Funds:

•  ARE NOT FDIC INSURED    •  MAY LOSE VALUE    •  HAVE NO BANK GUARANTEE

Investors should carefully consider the investment objectives, risks, charges and expenses of the Tributary Funds. Mutual funds involve risk including loss of principal. This and other important information about the Tributary Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203 or by visiting www.tributaryfunds.com. The prospectus should be read carefully before investing. The Tributary Funds are distributed by Northern Lights Distributors, LLC member FINRA. Northern Lights and the Tributary Funds’ investment adviser are not affiliated.

ANNUAL REPORT 2012

Dear Shareholder:

We are now two years into the 5-year plan of action created by your board of directors in 2010.  The key objective of this plan is to open new distribution outlets for the fund complex, after having spent the first decade of its existence primarily utilizing the footprint of its parent company, First National Nebraska, Inc.  This was necessitated by the changing dynamic of wealth management, where an open architecture best of breed selection process has replaced the more traditional model where it was appropriate to both manufacture and focus on distributing proprietary products.  Those days appear to be gone forever, and have been replaced by an environment of hyper-sensitivity to fiduciary issues, and a somewhat more challenging, but none-the-less manageable environment in which to operate a mutual fund operation.  No longer can a mutual fund company be dependent on one distribution channel for existence.  I’m pleased to announce that over the last two years we have signed distribution agreements with several of the largest independent mutual fund distribution platforms in the country, including Charles Schwab, Ameritrade, NFS (Fidelity), Pershing, JP Morgan and Securities America.  We also are in negotiations with several other channels, as diversifying and distributing product through multiple channels is key to our long-term success.  Over 38% of the assets we have today can be attributed to new distribution channels outside of our parent company over the last 4 years!

Tributary Funds finished 2011 at $714 million in assets, a 100% increase in just 4 years!  This growth was against a backdrop of a -6.39% return for the S&P 500 Index over the same 4 year period. Most importantly to you as shareholders, the increase of assets in our fund complex has driven down the weighted average total expense ratio.  Having said that, 2011 was a challenging year for most in our industry, including Tributary.  Although pleased with the relatively modest $9 million (1%) in net redemptions for 2011, we still finished the year down $139 million in assets, or 16%.  Of this amount, $9 million is attributable to net redemptions, $107 million from the merger of the Tributary International Equity Fund into the Federated International Leaders Fund and $23 million to the market depreciation.

In our last annual report, I wrote, “Although the last two years have been encouraging for investors, there still remains much to be concerned about.  It appears that 2011 will offer further economic recovery, though somewhat muted based on the continued struggle with unemployment.  The Federal Reserve continues to be very flexible in policy, but the drumbeat of a less accommodative policy driven by fears of inflation becomes louder each day.  Developed countries around the world are challenged by significant fiscal structural deficit issues; perhaps the greatest economic and political issue facing governments of developed countries in the last 50 years.”  Fast forward one year and the “but the drumbeat of a less accommodative policy driven by fears of inflation becomes louder each day” seems to be playing itself out as we speak.  The market recovery over the last several years seems to have been primarily driven by a hyper-accommodative policy by the U.S. Federal Reserve.  Where up until several weeks ago many pundits had predicted another round of quantitative easing or “QE3”, the talk out of Washington more recently seems to indicate we are getting close to the point where the U.S. Federal Reserve at a minimum will take to the sidelines and withdraw further support absent any further systemic shock to our economy, and may even begin a slow but none—the-less deliberate withdrawal of this accommodative policy.  This is analogous to a patient in a hospital who is being withdrawn from life support, where it appears that they have been stabilized but there remain many unknowns about the after effect the treatments have had on the patient, just to keep them alive.

As the U.S. Federal Reserve begins to speak to the possibility of policy change, we have seen a sell off in the inflation sensitive asset classes including commodities, as well as what I refer to as the “Armageddon Metal”, Gold.  Bonds in general remain a bit of a mystery, and in particular U.S. government bonds appear to be very, very expensive!  At the same time, U.S. stocks appear to be attractively valued, and the representation of stocks in individual and institutional portfolios is as low as I can ever remember.  Additionally, the use of highly expensive, illiquid, non-transparent alternative investments has overwhelmed the investing landscape over the last several years.  I have seen these “fads” come and go over the almost 3 decades I have spent in this industry, and the alternatives “fad” will fade with time as well.  Although this creates a more challenging short-term environment to attract assets to a more traditional fund complex such as the Tributary Funds, I do believe it offers great long-term opportunity to the asset class representing over 80% of the assets in the Tributary Funds, U.S. stocks.

In summary, two years into our 5-year plan to double our assets, there is both much to be optimistic about as well as issues to be concerned with.  Although difficult to extrapolate based on asset flows in our industry over the last several years, in my view U.S. equities appear to be the most attractively valued investment to own.  Couple this with the fact that they are significantly underrepresented in most institutional and individual portfolios and this in my mind creates an environment for growth.  We are encouraged by our success in opening new channels of distribution outside of our parent company, and are looking forward to growing the assets on these platforms over time.

The challenges are not necessarily unique to Tributary, but are really more industry related.  It appears that the drive towards a super-fiduciary standard, particularly in the defined contribution markets have driven the industry towards a standard of a very short-term performance focus, which in my view eliminated many outstanding managers that make investments based on a long-term view and are willing to endure short to intermediate periods of underperformance in exchange for strong long-term results.  Also it appears alternative investments have pushed many away from more traditional managers and funds.  Finally, although global economies appear to be on the mend, much work needs to be done before we can send an all clear sign.

We appreciate the trust you have put in Tributary Funds, and don’t take this tremendous responsibility lightly.  We look forward to serving you for many years to come!

Best Regards,

Stephen R. Frantz

President

sfrantz@tributarycapital.com

Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

ANNUAL REPORT 2012

SHORT-INTERMEDIATE BOND FUND

Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital, and reduced price volatility.

Manager Commentary

The 12-month period ended March 31, 2012 was a period in which the markets had to deal with a host of exogenous shocks that caused a jump in market volatility and wide swings in valuations. As the year began, investors were still dealing with the negative effects of the Japanese earthquake and tsunami and sharply higher energy prices resulting from actual and potential supply disruptions brought about by the “Arab Spring.” This was quickly followed by the gridlock in the U.S. Congress over raising the U.S. debt ceiling and the subsequent downgrade of U.S. Treasury securities by Standard & Poor’s. Simultaneously, the European debt crisis intensified as well. With growing fears of a Greek default and the potential for the crisis to spread to other European periphery nations, liquidity began to dry up for banks with large exposure to European sovereign debt. All of these events caused a slowdown in the domestic economy and a flight to quality in the fixed income markets. As a result, interest rates fell dramatically on U.S. Treasury securities and credit spreads were driven wider in the first half of the period. The ten-year U.S. Treasury yield dropped from 3.44% at the start of the year and fell to a low of 1.72% in September before recovering to end the period at 2.21% .

The European Central Bank finally took steps to stabilize the escalating liquidity problems by providing long-term lending facilities to banks. This, along with steps taken by the European Union to shore up confidence in periphery Europe’s sovereign debt, stabilized the ongoing crisis in Europe. In the U.S., the U.S. Federal Reserve (“Federal Reserve”) maintained its accommodative stance and took additional steps to drive long interest rates lower.  These measures and a turnaround in U.S. economic data restored investors’ confidence and led to a turnaround in the markets during the final two quarters of the period. Spread product non-government guaranteed bonds once again outperformed government securities and interest rates were off the lows seen in October as we ended the period. Nonetheless, significant economic and global headline risks remain, and while we are optimistic about the U.S. economy’s ability to continue improving, that optimism is tempered with a prudent dose of caution.

For the year ended March 31, 2012, the Tributary Short-Intermediate Bond Fund returned 2.80% (Institutional Class at NAV) compared to 3.41% for the Barclays Capital U.S. Government/Credit 1-5 Year Index.The underperformance for the trailing 12 months was due primarily to the Fund’s overweight allocation to the spread sectors of the bond market, namely financial corporate bonds and certain private-label mortgage backed securities (“MBS”), and corresponding underweight to U.S. Treasuries. Relative to similar-maturity U.S. Treasuries for example, the financials sub-index lost nearly 1.50% in value during the period. The Fund’s shorter average duration relative to the benchmark also hampered performance as interest rates fell quite dramatically across the yield curve. The 10-year yield fell 150 basis points (“bps”) and the 5-year yield dropped over 120 bps during the year.

This dramatic decline in Treasury yields and underperformance of risk assets was driven by the European sovereign debt crisis and its uncertain impact on the banking sector and economic growth around the world. Indeed, in the fall of 2011 there were frequent headlines about “the next Lehman” and rumors of bank funding shortages and financial system stability. Standard and Poor’s downgrade of the U.S. credit rating in August also sent shockwaves through the financial markets, suppressing confidence and heightening uncertainty.  The downward spiral was arrested as the Federal Reserve and European Central Bank announced new measures to shore up liquidity and force longer-term bond yields lower.

Over the course of the year, the Fund reduced its exposure to the U.S. government sector while increasing the allocation to the agency and private-label MBS sectors. In the agency MBS space we added our first passthrough, a 15-year 3% security, as well as two collateralized mortgage obligations. In the private-label sector we added several securities, predominantly shorter-average life structures, that offer very attractive risk-adjusted yields compared to alternatives in the credit or government sectors. Within credit, we reduced our exposure to high-yield corporate bonds during the year and replaced various bond holdings to capture value along the credit curve.

With longer-term U.S. Treasury yields at historically low levels, we continue to manage the Fund with a lower overall duration exposure versus the benchmark. Yield spreads on risk assets have declined to levels that we view as offering fair value in the current environment, although we are finding pockets of value in some sectors, such as select financial companies. The Fund is positioned with an overweight to corporate credit (especially finance) with a corresponding underweight to the government sector, combined with allocations to the agency MBS and private-label securitized sectors which we continue to believe offer attractive yield and return potential relative to similar quality alternatives. As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

Return of a $10,000 Investment as of March 31, 2012

Portfolio Composition as of March 31, 2012

Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Portfolio Analysis as of March 31, 2012

(Portfolio composition is subject to change)

Weighted Average Maturity:	3.4 years

Average Annual Total Return for the Year Ended March 31, 2012*

	1 Year	5 Year	10 Year
Tributary Short-Intermediate Bond Fund - Institutional Class	2.80%	4.05%	4.11%
Barclays Capital U.S Government/Credit 1-5 Year Index	3.41%	4.63%	4.36%

Prospectus Expense Ratio (Gross/Net)†			1.08%/0.86%
Expense Ratio for the Year Ended March 31, 2012 (Gross/Net)			1.06%/0.84%

Since Inception††
Tributary Short-Intermediate Bond Fund - Institutional Plus Class	2.62%

Prospectus Expense Ratio (Gross/Net)†	0.83%/0.61%
Expense Ratio for the Period Ended March 31, 2012 (Gross/Net)	0.83%/0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2011. Net expense ratio is net of contractual waivers which are in effect from August 1, 2011 through July 31, 2012.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2002. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Barclays Capital U.S. Government/Credit 1-5 Year Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the index.

INCOME FUND

Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Manager Commentary

The 12-month period ended March 31, 2012 was a period in which the markets had to deal with a host of exogenous shocks that caused a jump in market volatility and wide swings in valuations. As the year began, investors were still dealing with the negative effects of the Japanese earthquake and tsunami and sharply higher energy prices resulting from actual and potential supply disruptions brought about by the “Arab Spring.” This was quickly followed by the gridlock in the U.S. Congress over raising the U.S. debt ceiling and the subsequent downgrade of U.S. Treasury securities by Standard & Poor’s.  Simultaneously, the European debt crisis intensified as well. With growing fears of a Greek default and the potential for the crisis to spread to other European periphery nations, liquidity began to dry up for banks with large exposure to European sovereign debt. All of these events caused a slowdown in the domestic economy and a flight to quality in the fixed income markets. As a result, interest rates fell dramatically on U.S. Treasury securities and credit spreads were driven wider in the first half of the period. The ten-year U.S. Treasury yield dropped from 3.44% at the start of the year and fell to a low of 1.72% in September before recovering to end the period at 2.21%.

The European Central Bank finally took steps to stabilize the escalating liquidity problems by providing long-term lending facilities to banks. This, along with steps taken by the European Union to shore up confidence in periphery Europe’s sovereign debt, stabilized the ongoing crisis in Europe.  In the U.S., the U.S. Federal Reserve (“Federal Reserve”) maintained its accommodative stance and took additional steps to drive long interest rates lower.  These measures and a turnaround in U.S. economic data restored investors’ confidence and led to a turnaround in the markets during the final two quarters of the period. Spread product once again outperformed government securities and interest rates were off the lows seen in October as we ended the period. Nonetheless, significant economic and global headline risks remain, and while we are optimistic about the U.S. economy’s ability to continue improving, that optimism is tempered with a prudent dose of caution.

For the year ended March 31, 2012, the Tributary Income Fund returned 6.93% (Institutional Class at NAV) compared to 7.71% for the Barclays Capital U.S. Aggregate Bond Index.  The underperformance for the trailing 12 months was due primarily to the Fund’s overweight allocation to the spread sectors of the bond market, namely financial corporate bonds and certain private-label mortgage backed securities (“MBS”).  Relative to similar-maturity U.S. Treasuries for example, the financials sub-index lost nearly 1.50% in value during the period.  The Fund’s shorter average duration relative to the benchmark also hampered performance as interest rates fell quite dramatically across the yield curve. The 30-year yield fell over 100 basis points (“bps”) and the 10-year yield dropped 150 bps over the year (for perspective, a 100 bps decline in the 30-year yield is roughly equivalent to an 18% increase in price).

This dramatic decline in yields and underperformance of risk assets was driven by the European sovereign debt crisis and its uncertain impact on the banking sector and economic growth around the world.  Indeed, in the fall of 2011 there were frequent headlines about “the next Lehman” and rumors of bank funding shortages and financial system stability. Standard and Poor’s downgrade of the U.S. credit rating in August also sent shockwaves through the financial markets, suppressing confidence and heightening uncertainty.  The downward spiral was arrested as the Federal Reserve and European Central Bank announced new measures to shore up liquidity and force longer-term bond yields lower.

Over the course of the year, the Fund’s sector allocation was broadly stable.  We increased our exposure to the agency MBS sector with purchases of three stable average life collateralized mortgage obligations, a 30-year specified MBS pool, and a Ginnie Mae guaranteed reverse mortgage security. We added to our industrial corporate allocation, mostly in longer maturities to take advantage of the steep credit curve, while also adding modestly to our private-label MBS and commercial MBS sector allocations.

With longer-term U.S. Treasury yields at historically low levels, we continue to manage the Fund with a lower overall duration exposure versus the benchmark, but are more actively managing our yield curve position given the Federal Reserve’s zero rate commitment on the front end. Yield spreads on risk assets have declined to levels that we view as offering fair value in the current environment, although we are finding pockets of value in some sectors, such as select financial companies. The Fund is therefore positioned with an overweight to corporate credit (especially finance) and private-label securitized product, with a market weight allocation to the agency MBS sector, and a corresponding underweight to the government sector. As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

Return of a $10,000 Investment as of March 31, 2012

Portfolio Composition as of March 31, 2012
Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Portfolio Analysis as of March 31, 2012

(Portfolio composition is subject to change)

Weighted Average Maturity:                                                            7.6 years

Average Annual Total Return for the Year Ended March 31, 2012*

	1 Year	5 Year	10 Year
Tributary Income Fund - Institutional Class	6.93%	5.66%	5.01%
Barclays Capital U.S. Aggregate Bond Index	7.71%	6.25%	5.80%

Prospectus Expense Ratio (Gross/Net)†			1.19%/0.92%
Expense Ratio for the Year Ended March 31, 2012 (Gross/Net)			1.18%/0.91%

Since Inception††
Tributary Income Fund - Institutional Plus Class	2.47%

Prospectus Expense Ratio (Gross/Net)†	0.94%/0.67%
Expense Ratio for the Period Ended March 31, 2012 (Gross/Net)	0.93%/0.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2011. Net expense ratio is net of contractual waivers which are in effect from August 1, 2011 through July 31, 2012.

(††)Commencement date for the Institutional Plus Class was October 28, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2002. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index which covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Goverment-Related, Corporate, MSB (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the index.

BALANCED FUND

Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.

Manager Commentary

Modest economic growth and strong company earnings lead to solid returns in equities and corporate bonds. For the 12-month period ended March 31, 2012, the S&P 500 Index returned 8.54% . This return, which is slightly less than the historical average, masked the increase in stock market volatility. From April 29 to October 3, investors became concerned about a U.S. recession with the S&P 500 Index down 18% during the period. In particular, geopolitical risk in the Middle East led to high oil prices, the European sovereign debt crisis (prospect of Greece default) and political stalemate in the U.S. on how to address the federal deficit led to a loss of confidence. In October, investors regained confidence as it became apparent the U.S. economy was growing and not in a recession. The international news flow also improved as various European countries implemented fiscal austerity measures and the European Central Bank injected liquidity into the banking system. From October 3 to March 31, the S&P 500 Index returned 29%.

For the 12-month period ended March 31, 2012, the Barclays Capital U.S. Government/Credit Index returned 8.53% . The economic events that impacted equities also created volatility in fixed income. In August, Standard & Poor’s downgraded U.S. Treasury securities following the decision by Congress to defer long-term budget decisions until 2013. During the first half of the fiscal year, a flight to quality occurred making U.S. Treasuries the best performing area. The 10-year Treasury fell to a low of 1.72% in Sep-tember before ending the year at 2.21% . In the second half of the year, the improvement in U.S. economic statistics led to a huge rebound in credit products. For the full year, longer bonds outperformed shorter bonds and credit bonds outperformed government bonds.

For the year ended March 31, 2012, the Tributary Balanced Fund returned 8.82% (Institutional Class at NAV) compared to 8.93% for the Composite Index. The Composite Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Government/Credit Index. Relative to its peer group, the Morningstar Moderate Allocation Category, the Fund’s performance ranked in the 4th percentile over the last year. Consistent strong relative performance has earned the Fund an overall 5-Star rating from Morningstar(1).

Over the last year, the Tributary Balanced Fund had an average stock allocation of 61% with a range of 54% to 67%.  Asset allocation had a small negative contribution to returns as compared to the benchmark. Strong stock selection was the major contributor to returns. Equities in the Fund returned 11.22%, well above the S&P 500 Index return of 8.54% . Positions in consumer discretionary (Tempur-Pedic and Ulta Salon), consumer staples (Herbalife and PriceSmart) and healthcare (Cerner and Biogen) contributed to returns. Based on our modest economic growth outlook, the Fund maintained exposure to both economically sensitive and defensive sectors and is well diversified on a stock basis with 73 positions. We continue to utilize our multi-cap equity strategy and endeavor to invest in companies with an improving profit outlook relative to industry peers. Due to their attractive valuation, we have recently focused on large cap companies. The weighted average market cap is now $75 billion, an increase from $51 billion a year ago. Equity returns did benefit from the growth bias in the Fund as value stocks lagged the market.

In fixed income, bond returns of 8.72% slightly outperformed the Barclays Capital U.S. Government/Credit Index benchmark return of 8.53%. The focus on credit, both corporate and municipal bonds, positively impacted returns.  The slightly short duration strategy negatively impacted performance.  During the year, we added U.S. Treasuries to the Fund for liquidity and to manage duration. The sector breakdown: corporate (66%), municipal (17%), treasuries (11%) and TIPS (6%). As a result of buying government and high quality corporate bonds, the average credit rating increased to “A”.

As of March 31, 2012, the Fund had a 59.2% allocation to equities, 31.8% to fixed income and 9.0% to cash. This allocation reflects the expectation of moderate economic expansion and a stable profit outlook. We continue to closely monitor the global economy and will alter the strategy if our outlook changes.

(1) Disclosures

Morningstar Inc. All Rights Reserved. The information, data, analysis and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for the informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Except as otherwise required by law, Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analysis or opinions or their use. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within the scale and rated separately, which may cause slight variations in the distribution percentages).

Return of a $10,000 Investment as of March 31, 2012

Portfolio Composition as of March 31, 2012
Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2012*

	1 Year	5 Year	10 Year
Tributary Balanced Fund - Institutional Class	8.82%	6.23%	7.58%
Barclays Capital U.S. Government/Credit Index	8.53%	6.26%	5.91%
S&P 500 Index	8.54%	2.01%	4.12%
Composite Index	8.93%	4.16%	5.20%

Prospectus Expense Ratio (Gross/Net)†		1.40%/1.27%
Expense Ratio for the Year Ended March 31, 2012 (Gross/Net)		1.38%/1.25%

Since Inception††
Tributary Balanced Fund - Institutional Plus Class	11.13%

Prospectus Expense Ratio (Gross/Net)†	1.15%/1.02%
Expense Ratio for the Period Ended March 31, 2012 (Gross/Net)	1.15%/1.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2011. Net expense ratio is net of contractual waivers which are in effect from August 1, 2011 through July 31, 2012.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2002. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions. The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Barclays Capital U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and includes Treasuries (i.e, public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e, agency, sovereign, supranational, and local authority debt), and USD Corporates.

The S&P 500 Index is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Composite Index is a combined index of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Government/Credit Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the chart above.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the indices.

CORE EQUITY FUND

Investment Objective

The Tributary Core Equity Fund seeks long-term capital appreciation.

Manager Commentary

It would be an understatement to say that the stock market was very volatile during the 12-month period ended March 31, 2012. While the S&P 500 Index had a total return of 8.54% for the entire period, the journey included a 14% decline in the quarter ended September 2011 and increases of approximately 12% in each of the final two quarters of the period. Macroeconomic and geopolitical events presented binary outcome scenarios, which played havoc with investors’ confidence levels. During the quarter ending Septem-ber 30, 2011, investors’ nerves were rattled by the prospect of a default by Greece, a recession in much of Europe, a political stalemate in the U.S. on how to address perpetual budget deficits, slowing economic growth in emerging countries, popular uprisings in many Middle Eastern countries and threats by Iran to interrupt the flow of oil. By October, investors began to regain confidence as growth in the U.S. economy began to improve, European countries approved austerity measures to reign in budget deficits, the European Central Bank injected liquidity into the banking system, China relaxed its monetary policy and U.S. politicians passed legislation that deferred any long-term federal budget decisions into 2013.

This market uncertainty created significant disparity between the returns of sectors. The best performing sector in the S&P 500 Index was technology with a 20% return, largely propelled by the shares of Apple, which had a whopping 72% return. Given its large market value, the performance of Apple alone accounted for approximately 12 percentage points of the technology sector’s return and nearly two percentage points of the S&P 500 Index’s return. Other leading sectors included consumer discretionary, up 18%; health care, up 16% and consumer staples, up 17%. At the other extreme were declines of -7% for the energy sector, -3% for materials and -1% for financials. For the full period, the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 6 percentage points and the large stock S&P 500 Index outperformed the small stock Russell 2000 Index by nearly 9 percentage points.

Needless-to-say, it was a difficult period for money managers, including ourselves, to add value during this period. For the year ended March 31, 2012, the Tributary Core Equity Fund returned 1.13% (Institutional Class at NAV) compared to 8.54% for the S&P 500 Index and 4.79% for the Russell 1000 Value Index. Not owning Apple for most of the period (we did add a small position in Apple in the most recent quarter) put the Fund at a 1.7 percentage point disadvantage compared to the S&P 500 Index. Our style of owning mostly “value” stocks also put the Fund at a relative disadvantage compared to the S&P 500 Index.  However, our stock selection was also less than stellar, especially in the technology, consumer discretionary, industrials and energy sectors.  Many of the culprits, including Hewlett Packard, Applied Materials, Carnival, Best Buy Peabody Energy and Bank of America, have been eliminated from the Fund. In their place we have added such companies as EMC, the leading data storage company; QUALCOMM the leading designer and producer of microchips used in mobile devices; Nike, the leading athletic footwear company; Omnicom, a leading global advertising agency firm; US Bancorp, one of the best-managed regional banks; Travelers, a leading insurance company and ENSCO, a leading provider of deep sea oil and gas drilling rigs. A number of the stocks performed very well during this period including US Bancorp (+59%), Travelers (+22%), Philip Morris (+41%), Abbott Laboratories (+30%), Amgen (+29%), Teva Pharmaceutical (+23%), Southern Co. (+23%), Comcast (+24%), Nike (+39%), EMC (+45%), QUALCOMM (+48%), Intel (+33%), Microsoft (+30%) and IBM (+30%).

Looking forward, we believe the Fund is well-positioned to weather most macroeconomic or geopolitical storms that may develop.  The Fund primarily owns mega-cap, industry-leading global companies, which have strong financial positions and are generating significant free cash flows. We expect these cash flows will be used to increase dividends and repurchase shares, which should provide support for share prices. Equally as important, many of these companies are selling for attractive relative valuations compared to their history and to the S&P 500 Index. While these mega caps have lagged the total returns of small and medium-capitalization stocks over much of the past three years, we believe they are overdue for a period of positive relative performance.

Return of a $10,000 Investment as of March 31, 2012

Portfolio Composition as of March 31, 2012
Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2012*

	1 Year	5 Year	10 Year
Tributary Core Equity Fund - Institutional Class	1.13%	0.12%	3.54%
Russell 1000 Value Index	4.79%	(0.81)%	4.58%
S&P 500 Index	8.54%	2.01%	4.12%

Prospectus Expense Ratio (Gross/Net)†		1.23%/1.11%
Expense Ratio for the Year Ended March 31, 2012 (Gross/Net)		1.23%/1.11%

Since
	1 Year	Inception††
Tributary Core Equity Fund - Institutional Plus Class	1.53%	5.22%

Prospectus Expense Ratio (Gross/Net)†		0.98%/0.86%
Expense Ratio for the Period Ended March 31, 2012 (Gross/Net)		0.98%/0.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2011. Net expense ratios are net of contractual waivers which are in effect from August 1, 2011 through July 31, 2012.

(††) Commencement date for the Institutional Plus Class was December 17, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2002. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book-value ratios and lower expected growth values.

The above referenced indices are unmangaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the indices.

LARGE CAP GROWTH Fund

Investment Objective

The Tributary Large Cap Growth Fund seeks long-term capital appreciation.

Manager Commentary

The past year was full of sound and fury, without much progress in the stock market. For the year ended March 31, 2012, the Tributary Large Cap Growth Fund returned 4.97% (Institutional Class at NAV) compared to 11.03% for the Russell 1000 Growth Index. Similar to the year before, surprising economic weakness during the early months of our fiscal year drove the stock market lower. For the quarter ended September 30, 2011, the Tributary Large Cap Growth Fund was down -18.16% as economists and analysts worried about a double dip recession. Right on cue, the U.S. economy demonstrated its resiliency, and confirmed again that double dip recessions are still quite rare, spurring a stock market rally to bring prices back during the final six months to levels above where they started the year. Investor anxiety remained high as a financial crisis in Europe dominated the headlines, and a fiscal cliff of higher taxes and lower government spending loomed for January 2013 in the U.S. As the year ended the U.S. Federal Reserve backed away from a third round of monetary stimulus, giving investors one more reason to worry about the future. In spite of all the concerns, the U.S. economy turned in a respectable year, and U.S. corporate profits remained strong throughout the year, extending a long trend of lower stock valuations relative to current and prospective earnings per share. Strong profits have resulted in improved balance sheets, with large holdings of cash as executives remain cautious on hiring and capital spending. The final three months of the year witnessed stronger job growth and a tick up in capital spending as continued revenue gains spurred management to respond to demand. As the 2013 fiscal year begins vulnerabilities remain evident, but fundamentals continue to improve and stock valuations look compellingly attractive.

The Tributary Large Cap Growth Fund trailed the Russell 1000 Growth Index for the year primarily due to underperformance of the stocks held in the energy and information technologies industries. Our energy related stocks had a weighted average return of -29% while the energy stocks in the Index were only down -8%. Halliburton (-41%) was particularly damaging, while Suncor (-26%) and Occidental (-14%) also hurt. The return by Noble Energy (+39) helped, but not enough. Our information technology stocks had a weighted average return of 13%, far behind the sector return in the Index of 22%. Linear Technologies (-10%) and Hewlett-Packard (-9%) did most of the damage. On the other hand, Citrix Systems (+52%), Intel (+44%), VM Ware (+38%), MasterCard (+34%) and CA Inc. (+24%) performed well. The healthcare area was a bright spot for the Fund, with our stocks in this sector averaging a 24% return compared to average returns in the sector of 12%. Valeant (+38%), UnitedHealth Group (+32%), Medco Health Solutions and Biogen Idec (+21%) were particularly helpful.

As fiscal year 2013 begins, we expect continued economic expansion, with particularly strong performance from the manufacturing sector, and have positioned the Fund with an emphasis on economically sensitive sectors and companies.

Return of a $10,000 Investment as of March 31, 2012

Portfolio Composition as of March 31, 2012
Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2012*

			Since
	1 Year	3 Year	Inception††
Tributary Large Cap Growth Fund - Institutional Class	4.97%	18.83%	0.23%
Russell 1000 Growth Index	11.03%	25.28%	3.53%

Prospectus Expense Ratio (Gross/Net)†		1.43%/1.13%
Expense Ratio for the Year Ended March 31, 2012 (Gross/Net)		1.43%/1.20%

Since Inception††
Tributary Large Cap Growth Fund - Institutional Plus Class	14.88%

Prospectus Expense Ratio (Gross/Net)†	1.18%/0.88%
Expense Ratio for the Period Ended March 31, 2012 (Gross/Net)	1.18%/0.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2011. Net expense ratio is net of contractual waivers which are in effect from August 1, 2011 through July 31, 2012.

(††) Since July 5, 2007. The Tributary Large Cap Growth Fund was initially offered on July 2, 2007, however, no shareholder activity occurred until July 5, 2007, which is the commencement of operations. Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on July 5, 2007. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book-values ratios and higher forecasted growth values.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the index.

GROWTH OPPORTUNITIES FUND

Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.

Manager Commentary

The past year was full of sound and fury, without much progress in the stock market. The Tributary Growth Opportunities Fund returned 2.17% (Institutional Class at NAV), matching the average return of the Morningstar mid-cap growth universe. Similar to the year before, surprising economic weakness during the early months of our fiscal year drove the stock market lower. For the quarter ended September 30, 2011, the Tributary Growth Opportunities Fund was down -23.29% as economists and analysts worried about a double dip recession. Right on cue the U.S. economy demonstrated its resiliency, and confirmed again that double dip recessions are still quite rare, spurring a stock market rally to bring prices back during the final six months to levels above where they started the year. Investor anxiety remained high as a financial crisis in Europe dominated the headlines, and a fiscal cliff of higher taxes and lower government spending loomed for January 2013 in the U.S. As the year ended the U.S. Federal Reserve backed away from a third round of monetary stimulus, giving investors one more reason to worry about the future. In spite of all the concerns, the U.S. economy turned in a respectable year, and U.S. corporate profits remained strong throughout the year, extending a long trend of lower stock valuations relative to current and prospective earnings per share. Strong profits have resulted in improved balance sheets, with large holdings of cash as executives remain cautious on hiring and capital spending. The final three months of the year witnessed stronger job growth and a tick up in capital spending as continued revenue gains spurred management to respond to demand. As the new fiscal year begins, vulnerabilities remain evident, but fundamentals continue to improve and stock valuations look compellingly attractive.

For the year ended March 31, 2012, the Tributary Growth Opportunities Fund returned 2.17% (Institutional Class at NAV) compared to 4.43% for the Russell Midcap Growth Index and 8.54% for the S&P 500 Index. The primary driver of the underperformance relative to the benchmark was the security selection in the consumer discretionary sector. This sector is the largest sector in the benchmark and the Fund with a 16% allocation. It was generally a good year for consumer discretionary spending, and the consumer discretionary sector of the Russell Midcap Growth Index returned more than 16% for the year, far ahead of the overall Index return.  We had disappointing results from the consumer discretionary stocks held in the Fund, which had a weighted average return of 3%. Five stocks in particular had a very bad year: Netflix (-67%), Digital Generation (-61%), Capella Education (-39%), DeVry (-30%) and Sotheby’s (-25%). Other stocks in the sector had outstanding returns, but not enough to offset this drag: Ulta Salon (+95%), Tem-pur-Pedic (+66%), Chipotle Mexican Grill (+53%), Coach (+51%), Zagg (+29%), Nordstrom (+27%), Discovery Communications (+27%) and Panera (+27%). Our materials stocks also proved to be a drag on returns as the group had a negative -8% weighted average return compared to a positive 3% return for the sector in the Index. One stock accounted for almost all of this underperfor-mance: Cliffs Natural Resources (-29%). A positive return by Sigma Aldrich (+16%) was not enough to salvage the sector return. A particular bright spot for the Fund was our consumer staples stocks. This sector generated a weighted average 53% return for the Fund, but was unfortunately only 6% of our assets. Consumer staples stocks in the Index returned 14%: Herbalife (+72%) and Pric-eSmart (+101%) doubled in value during the year. Other stocks that negatively impacted returns were Peabody Energy (-59%), Nuvasive (-46%) and Diodes (-38%). Other stocks that did well: Equinix (+73%), Biogen Idec (+65%) and OSI Systems (+57%).

As the fiscal year begins we expect continued economic expansion, with particularly strong performance from the manufacturing sector, and have positioned the Fund with an emphasis on economically sensitive sectors and companies.

Return of a $10,000 Investment as of March 31, 2012

Portfolio Composition as of March 31, 2012
Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2012*

	1 Year	5 Year	10 Year
Tributary Growth Opportunities Fund - Institutional Class	2.17%	5.73%	7.55%
Russell Midcap Growth Index	4.43%	4.44%	6.92%
S&P 500 Index	8.54%	2.01%	4.12%

Prospectus Expense Ratio (Gross/Net)†		1.31%/1.19%
Expense Ratio for the Year Ended March 31, 2012 (Gross/Net)		1.28%/1.16%

Since Inception††
Tributary Growth Opportunities Fund - Institutional Plus Class	16.68%

Prospectus Expense Ratio (Gross/Net)†	1.06%/0.94%
Expense Ratio for the Period Ended March 31, 2012 (Gross/Net)	1.05%/0.93%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2011. Net expense ratio is net of contractual waivers which are in effect from August 1, 2011 through July 31, 2012.

(††)Commencement date for the Institutional Plus Class was October 14, 2011.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2002. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book-value ratios and higher forecasted growth values.

The Fund’s primary index is the Russell Midcap Growth Index, however to provide a broader market comparative we have also listed an additional index.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the indices.

SMALL COMPANY FUND

Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Manager Commentary

Using the Russell 2000 Index as a barometer, returns in the small cap market for the 12-month period ended March 31, 2012 were essentially flat. However, this is not to say the year was not volatile. The quarter ended September 2011 was down almost 22%, followed by two strong, positive quarters in December 2011 and March 2012 of 16% and 12%, respectively. In addition, during the quarters ended September 2011 and December 2011, over 40% of the trading days produced gains or losses of greater than 2% of the Russell 2000 Index.

There continues to be a number of global, macro-related issues that investors must assimilate into their expectations for future market returns.  European sovereign debt and lack of growth continues to be a concern for investors. The U.S. also has its own fiscal issues that need to be addressed.  However, in an election year, very little progress should be expected. The global effort currently underway to stabilize the banking system and stimulate growth through “quantitative easing”, or the injection of money into the financial system, could have negative longer-term effects. The political unrest in Northern Africa and the Middle East could have an impact on oil prices. China and the emerging markets appear to be the fastest growing parts of the world, but overcapacity and overbuilding in China have some investors questioning the sustainability of that growth.

For the year ended March 31, 2012, the Tributary Small Company Fund returned 4.25% (Institutional Class at NAV) compared to -0.18% for the Russell 2000 Index and -1.07% for the Russell 2000 Value Index. Several drivers of small cap market returns over the last year led the Fund’s relative performance. Companies with lower price volatility (beta), higher profitability (return on equity and return on assets) and higher Standard & Poor’s ratings outperformed. Slightly less important, but still a contributor to relative outperformance, larger companies within the small cap universe tended to have better returns.

The top three performing sectors in the Russell 2000 Index during the trailing 12 months were consumer staples (+12%), healthcare (+8%) and utilities (+8%). The three weakest performing sectors in the Russell 2000 Index during the last twelve months were energy (-18%), materials (-9%) and information technology (-6%). The Fund’s strongest relative performance came from holdings in the information technology, industrials and financials economic sectors. The weakest sectors for the Fund were healthcare, consumer staples and telecommunications services.  Several companies were positive contributors to the Fund’s return over the last year. Foot Locker (retailer of athletic footwear and apparel) reported strong same-store-sales revenue growth, increased margins, raised the dividend payout and initiated a stock repurchase program. Delphi Financial Group (specialty insurance and insurance related businesses) received an acquisition bid from a Japanese company, Tokio Marine Holdings. The takeout offer represented an approximate 73% premium to Delphi’s stock price prior to the announcement. RLI Corp. (underwriter of property/casualty insurance) exceeded earnings expectations for much of the last year on favorable underwriting results.

While the last year was a relative success compared to the benchmarks, not every holding within the Fund outperformed.  A few of our “misses” were:  Bill Barrett (oil and gas exploration) suffered from a continuing decline in natural gas prices. Intrepid Potash (producer of potash and langbeinite) was hurt by temporary higher production costs for langbeinite and some delayed purchases of potash by farmers and dealers. John Bean Technologies (manufactures equipment for the food processing and air transportation industries) has witnessed a delay in the recovery of its air transportation equipment segment and continued lackluster growth in the food processing business.

As of March 31, 2012, the portfolio held 62 companies diversified across the major sectors of the market. Fourteen new companies were purchased into the Fund in the past 12 months and 12 positions were eliminated.

There are many economic and political issues in the world that could move the market over the next year. Whatever direction the market takes, we would expect the ride to continue to be volatile as the market digests both positive and negative events. Regardless of the market’s ultimate direction, our goal is clear: to deliver long-term, above average returns with below average risk to our shareholders. We believe this is best accomplished by identifying good businesses, purchasing them at reasonable prices and holding them for a long period of time. Data demonstrates that a value discipline, coupled with patience, is a successful long-term strategy. We will steadfastly apply this philosophy as we look for new investment opportunities in the next year.

Return of a $10,000 Investment as of March 31, 2012

Portfolio Composition as of March 31, 2012
Percentage Based on Total Value of Investments

(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2012*

	1 Year	5 Year	10 Year
Tributary Small Company Fund - Institutional Class	4.25%	6.17%	7.87%
Russell 2000 Index	(0.18)%	2.13%	6.45%
Russell 2000 Value Index	(1.07)%	0.01%	6.59%

Prospectus Expense Ratio (Gross/Net)†		1.35%/1.22%
Expense Ratio for the Year Ended March 31, 2012 (Gross/Net)		1.35%/1.22%

	1 Year	Since Inception††
Tributary Small Company Fund - Institutional Plus Class	4.51%	9.19%

Prospectus Expense Ratio (Gross/Net)†		1.10%/0.97%
Expense Ratio for the Period Ended March 31, 2012 (Gross/Net)		1.10%/0.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2011. Net expense ratios are net of contractual waivers which are in effect from August 1, 2011 through July 31, 2012.

(††) Commencement date for the Institutional Plus Class was December 17, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2002. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by the different classes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book-value ratios and lower forecasted growth values.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in the indices.

ANNUAL REPORT 2012

SCHEDULES OF PORTFOLIO INVESTMENTS

March 31, 2012

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 29.5%
$37,221	Banc of America Commercial Mortgage Inc. REMIC, 5.00%, 10/10/45	$37,253
311,529	Bayview Financial Acquisition Trust REMIC, 6.21%, 05/28/37 (a)	302,931
235,051	Bear Stearns Asset Backed Securities Trust REMIC, 0.46%, 12/25/35 (a)	226,682
522,476	Bear Stearns Asset Backed Securities Trust REMIC, 0.46%, 02/25/36 (a)	507,554
786,274	Bear Stearns Commercial Mortgage Securities Inc. REMIC, 5.53%, 09/11/41	830,637
369,451	Chase Funding Mortgage Loan Asset-Backed Certificates REMIC, 4.60%, 01/25/15	374,662
631,049	Chase Funding Mortgage Loan Asset-Backed Certificates REMIC, 4.27%, 06/25/15	637,213
517,702	Chase Funding Mortgage Loan Asset-Backed Certificates REMIC, 4.40%, 02/25/30	520,178
503,918	Chase Mortgage Finance Corp. REMIC, 5.50%, 05/25/35	514,077
500,000	Citicorp Mortgage Securities Inc. REMIC, 5.50%, 04/25/35	498,668
578,446	Citigroup Mortgage Loan Trust Inc. REMIC, 0.39%, 10/25/36 (a)	539,896
296,167	Citimortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	298,955
178,104	Countrywide Alternative Loan Trust REMIC, 5.53%, 08/25/36 (a)	175,603
259,904	Countrywide Asset-Backed Certificates REMIC, 4.46%, 10/25/35 (a)	250,426
304,179	Countrywide Asset-Backed Certificates REMIC, 0.48%, 04/25/36 (a)	296,304
579,896	Countrywide Asset-Backed Certificates REMIC, 0.42%, 07/25/36 (a)	487,779
418,244	Countrywide Asset-Backed Certificates REMIC, 0.59%, 08/25/47 (a)	411,471
223,902	Countrywide Asset-Backed Certificates REMIC, 0.32%, 10/25/47 (a)	221,605
192,658	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	195,074
800,000	GS Mortgage Securities Corp., 3.65%, 03/10/44 (b)	844,498
115,580	Home Equity Asset Trust REMIC, 0.35%, 07/25/37 (a)	113,183
492,026	Irwin Home Equity Corp. REMIC, 1.34%, 11/25/28 (a)	404,650
895,000	Long Beach Mortgage Loan Trust REMIC, 1.14%, 10/25/34 (a)	718,323
450,000	Long Beach Mortgage Loan Trust REMIC, 0.73%, 04/25/35 (a)	427,092
296,284	MASTR Asset Securitization Trust REMIC, 5.25%, 11/25/35	295,922
300,000	Morgan Stanley Capital I REMIC, 3.22%, 07/15/49	316,920
660,000	Morgan Stanley Home Equity Loan Trust REMIC, 0.95%, 12/25/34 (a)	611,248
275,932	Nomura Asset Acceptance Corp. REMIC, 6.00%, 03/25/47 (a)	145,177
529,780	Popular ABS Mortgage Pass-Through Trust REMIC, 4.61%, 05/25/35 (a)	538,256
112,952	Popular ABS Mortgage Pass-Through Trust REMIC, 4.62%, 05/25/35 (a)	113,866
571,326	Preferred Term Securities XXIV Ltd., 0.77%, 03/22/37 (a) (b) (c)	285,663
824,792	RAAC Trust REMIC, 0.41%, 08/25/36 (a)	795,105
514,634	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35	494,834
356,796	Residential Accredit Loans Inc. REMIC, 5.50%, 01/25/34	364,227
117,217	Residential Accredit Loans Inc. REMIC, 6.00%, 10/25/34	118,528
321,350	Residential Accredit Loans Inc. REMIC, 5.50%, 02/25/35	292,220
358,483	Residential Asset Mortgage Products Inc. (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33	322,151
504,629	Residential Asset Securities Corp. REMIC, 5.96%, 09/25/31	475,477
440,835	Residential Asset Securities Corp. REMIC, 4.47%, 03/25/32	448,152
318,681	Residential Asset Securities Corp. REMIC, 3.87%, 05/25/33	308,600
347,405	Residential Asset Securities Corp. REMIC, 4.54%, 12/25/33	352,830
291,031	Residential Asset Securities Corp. REMIC, 0.43%, 03/25/36 (a)	273,490
33,531	Residential Asset Securities Corp. REMIC, 0.35%, 07/25/36 (a)	33,314
456,837	Springleaf Mortgage Loan Trust REMIC, 4.05%, 01/25/58 (a) (b)	463,651
11,372	Structured Asset Securities Corp. REMIC, 5.50%, 07/25/33	11,356
347,068	Structured Asset Securities Corp. REMIC, 4.79%, 03/25/35	348,310
202,565	Vanderbilt Mortgage & Finance, Inc. REMIC, 6.57%, 08/07/24	211,922

See accompanying notes to financial statements.

Principal Amount	Security Description	Value
$710,934	Wachovia Bank Commercial Mortgage Trust REMIC, 5.08%, 03/15/42 (a)	$774,356
374,820	Wells Fargo Home Equity Trust REMIC, 0.62%, 12/25/35 (a)	358,747
337,343	Wells Fargo Home Equity Trust REMIC, 0.38%, 07/25/36 (a)	304,192
523,146	Wells Fargo Mortgage Backed Securities Trust REMIC, 5.00%, 01/25/19	532,900
Total Non-U.S. Government Agency Asset-Backed Securities (cost $19,423,653)		19,426,128
Corporate Bonds - 40.2%
Consumer Discretionary - 3.7%
300,000	Hanesbrands Inc., 8.00%, 12/15/16	330,000
520,000	Maytag Corp., 5.00%, 05/15/15	538,049
375,000	Mohawk Industries Inc., 6.38%, 01/15/16	414,375
585,000	Newell Rubbermaid Inc., 5.50%, 04/15/13	610,021
440,000	Time Warner Cable Inc., 5.85%, 05/01/17	513,443
		2,405,888
Consumer Staples - 3.5%
423,000	Bottling Group LLC, 4.63%, 11/15/12	433,711
585,000	Church & Dwight Co. Inc., 3.35%, 12/15/15	613,084
548,000	Kellogg Co., 5.13%, 12/03/12	564,682
335,000	SUPERVALU Inc., 8.00%, 05/01/16	350,912
375,000	Wal-Mart Stores Inc., 5.00%, 04/05/12	375,048
		2,337,437
Energy - 2.6%
615,000	ConocoPhillips, 4.60%, 01/15/15	678,127
460,000	Enterprise Products Operating LLC, 9.75%, 01/31/14	527,875
500,000	Occidental Petroleum Corp., 1.75%, 02/15/17	505,557
		1,711,559
Financials - 19.2%
540,000	ACE INA Holdings Inc., 5.60%, 05/15/15	608,755
710,000	American Express Bank FSB, 0.54%, 06/12/17 (a)	674,019
700,000	Bank of America Corp., 4.50%, 04/01/15	725,035
890,000	Bank of New York Mellon, 6.38%, 04/01/12	890,000
600,000	Berkshire Hathaway Finance Corp., 5.00%, 08/15/13	635,480
645,000	Citigroup Inc., 6.50%, 08/19/13	682,359
320,000	General Electric Capital Corp., 0.73%, 09/15/14 (a)	315,734
290,000	General Electric Capital Corp., 0.80%, 08/07/18 (a)	267,129
685,000	Goldman Sachs Group Inc., 3.63%, 02/07/16	684,805
540,000	Hartford Financial Services Group Inc., 4.00%, 03/30/15	558,361
620,000	JPMorgan Chase & Co., 5.15%, 10/01/15	674,478
510,000	KeyBank NA, 4.95%, 09/15/15	550,036
500,000	KeyBank NA (guaranteed by FDIC), 3.20%, 06/15/12	503,035
650,000	Metropolitan Life Global Funding I, 5.13%, 06/10/14 (b)	705,865
670,000	Morgan Stanley, 3.80%, 04/29/16	652,185
650,000	PNC Funding Corp., 0.75%, 01/31/14 (a)	645,120
615,000	Pricoa Global Funding I, 5.45%, 06/11/14 (b)	663,883
495,000	Regions Financial Corp., 7.75%, 11/10/14	542,644
650,000	State Street Bank & Trust Co., 0.67%, 12/08/15 (a)	621,022
285,000	State Street Capital Trust III, 5.46% (callable at 100 beginning 03/15/11) (d)	286,112
790,000	Wells Fargo Bank NA, 0.71%, 05/16/16 (a)	752,642
		12,638,699
Industrials - 2.8%
475,000	Textron Inc., 6.20%, 03/15/15	520,994
495,000	Union Pacific Corp., 5.70%, 08/15/18	591,760
590,000	United Technologies Corp., 5.38%, 12/15/17	706,467
		1,819,221
Information Technology - 2.2%
525,000	CA Inc., 6.13%, 12/01/14	579,656
250,000	Hewlett-Packard Co., 2.95%, 08/15/12	251,778
600,000	International Business Machines Corp., 2.00%, 01/05/16	615,953
		1,447,387
Materials - 2.4%
495,000	Dow Chemical Co., 7.60%, 05/15/14	560,497
480,000	Praxair Inc., 3.95%, 06/01/13	497,917
475,000	Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	550,660
		1,609,074
Telecommunication Services - 0.6%
340,000	Crown Castle International Corp., 9.00%, 01/15/15	374,000

See accompanying notes to financial statements.

Principal Amount	Security Description	Value
Utilities - 3.2%
$400,000	Dayton Power & Light Co., 5.13%, 10/01/13	$424,197
565,000	Georgia Power Co., 3.00%, 04/15/16	597,525
416,000	PacifiCorp, 5.45%, 09/15/13	443,289
595,000	Public Service Co. of Colorado, 7.88%, 10/01/12	616,463
		2,081,474
Total Corporate Bonds (cost $25,574,458)		26,424,739
Government and Agency Obligations - 28.3%
GOVERNMENT SECURITIES - 18.5%
Federal Home Loan Mortgage Corp. - 0.6%
350,000	Federal Home Loan Mortgage Corp., 4.50%, 07/15/13 (e)	369,048

Municipals - 3.5%
380,000	City of Omaha, Nebraska, 2.40%, 12/01/16	394,303
205,000	Lincoln Nebraska Tax Allocation, Perot Systems Redevelopment Project, 3.25%, 11/01/12	207,021
165,000	Lincoln Nebraska Tax Allocation, Perot Systems Redevelopment Project, 4.25%, 11/01/14	174,484
550,000	Nebraska Public Power District, Revenue, Series B, 4.14%, 01/01/13	562,744
600,000	New York City Transitional Finance Authority, 3.02%, 02/01/16	636,300
325,000	State of Mississippi, 2.63%, 11/01/16	344,705
		2,319,557
Treasury Inflation Index Securities - 1.1%
693,151	U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/16 (f)	732,140

U.S. Treasury Securities - 13.3%
1,800,000	U.S. Treasury Note, 2.75%, 10/31/13	1,868,836
4,310,000	U.S. Treasury Note, 2.63%, 12/31/14	4,558,833
615,000	U.S. Treasury Note, 2.38%, 03/31/16	653,197
1,360,000	U.S. Treasury Note, 1.75%, 05/31/16	1,411,000
250,000	U.S. Treasury Note, 3.00%, 02/28/17	273,594
		8,765,460
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 9.8%
Federal Home Loan Mortgage Corp. - 2.5%
286,880	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 12/15/17	289,638
841,504	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/20	886,721
450,000	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/27	476,887
		1,653,246
Federal National Mortgage Association - 7.3%
645,496	Federal National Mortgage Association REMIC, 4.50%, 08/25/21	694,450
502,417	Federal National Mortgage Association REMIC, 4.50%, 11/25/23	523,252
1,020,234	Federal National Mortgage Association REMIC, 4.00%, 02/25/26	1,081,891
1,247,269	Federal National Mortgage Association, 3.00%, 10/01/26	1,293,598
403,302	Federal National Mortgage Association REMIC, 5.50%, 11/25/34	412,447
626,841	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	658,244
1,091,629	Federal National Mortgage Association, Interest Only REMIC, 5.00%, 03/25/39	113,926
		4,777,808
Total Government and Agency Obligations (cost $18,261,644)		18,617,259
Preferred Stocks – 0.6%
550	US Bancorp, Series A, 3.50% (callable at 1,000 beginning on 04/15/11) (d)	434,500

Total Preferred Stocks (cost $564,328)		434,500

Short Term Investments - 2.0%
Investment Company - 2.0%
1,290,410	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (g)	1,290,410
Total Short Term Investments (cost $1,290,410)		1,290,410
Total Investments - 100.6% (cost $65,114,493)		66,193,036
Liabilities in excess of other assets - (0.6%)		(408,753)
NET ASSETS - 100%		$65,784,283

See accompanying notes to financial statements.

(a)	Variable rate security. The rate reflected is the rate in effect at March 31, 2012.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed liquid by the Fund’s investment adviser based on procedures approved by the Tributary Funds’ Board of Directors.

(c)

Security fair valued in good faith in accordance with the procedures established by the Tributary Funds’ Board of Directors. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See Security Valuation in the Notes to Financial Statements.

(d)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(e)	This security is a direct debt of the agency and not collateralized by mortgages.
(f)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2012.

AMBAC	AMBAC Indemnity Corp.
FDIC	Federal Deposit Insurance Corporation
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

INCOME FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 24.5%
$1,348,000	Banc of America Commercial Mortgage Inc. REMIC, 5.37%, 09/10/47 (a)	$1,505,275
402,155	Bear Stearns Asset Backed Securities Trust REMIC, 5.00%, 10/25/33	402,576
883,454	Bear Stearns Commercial Mortgage Securities Inc. REMIC, 5.53%, 09/11/41	933,300
571,107	Chase Mortgage Finance Corp. REMIC, 5.50%, 05/25/35	582,621
709,314	Citigroup Mortgage Loan Trust Inc. REMIC, 6.50%, 07/25/34	742,340
459,790	Citigroup Mortgage Loan Trust Inc. REMIC, 0.39%, 10/25/36 (a)	429,148
296,167	Citimortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	298,955
178,104	Countrywide Alternative Loan Trust REMIC, 5.53%, 08/25/36 (a)	175,603
163,885	Countrywide Asset-Backed Certificates REMIC, 0.48%, 04/25/36 (a)	159,642
363,663	Countrywide Asset-Backed Certificates REMIC, 0.42%, 07/25/36 (a)	305,895
192,658	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	195,074
242,672	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.75%, 04/25/33	251,956
693,682	Credit-Based Asset Servicing and Securitization LLC REMIC, 5.75%, 12/25/37 (a)	683,509
575,000	GS Mortgage Securities Corp., 3.65%, 03/10/44 (b)	606,983
101,229	Home Equity Asset Trust REMIC, 0.35%, 07/25/37 (a)	99,130
512,109	Irwin Home Equity Corp. REMIC, 1.34%, 11/25/28 (a)	421,166
273,493	MASTR Asset Securitization Trust REMIC, 5.25%, 11/25/35	273,159
825,000	Morgan Stanley Capital I REMIC, 3.22%, 07/15/49	871,531
298,926	Nomura Asset Acceptance Corp. REMIC, 6.00%, 03/25/47 (a)	157,275
114,402	Park Place Securities Inc. REMIC, 0.86%, 10/25/34 (a)	114,070
1,034,967	Preferred Term Securities XXI Ltd., 1.12%, 03/22/38 (a) (b) (c) (d)	134,546
558,535	Preferred Term Securities XXIV Ltd., 0.77%, 03/22/37 (a) (b) (c)	279,267
1,034,576	RAAC Trust REMIC, 0.41%, 08/25/36 (a)	997,338
373,382	Residential Accredit Loans Inc. REMIC, 5.50%, 01/25/34	381,159
578,851	Residential Accredit Loans Inc. REMIC, 6.00%, 10/25/34	585,325
216,475	Residential Accredit Loans Inc. REMIC, 5.50%, 02/25/35	196,851
440,346	Residential Asset Mortgage Products Inc. (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33	395,717
423,889	Residential Asset Securities Corp. REMIC, 5.96%, 09/25/31	399,401
410,079	Residential Asset Securities Corp. REMIC, 4.47%, 03/25/32	416,886
347,405	Residential Asset Securities Corp. REMIC, 4.54%, 12/25/33	352,830
33,531	Residential Asset Securities Corp. REMIC, 0.35%, 07/25/36 (a)	33,314
12,497	Structured Asset Securities Corp. REMIC, 5.50%, 07/25/33	12,479
364,991	Structured Asset Securities Corp. (insured by MBIA Assurance Corp.) REMIC, 5.30%, 09/25/33	367,546
520,237	Vanderbilt Mortgage & Finance Inc., 5.84%, 02/07/26	538,113
707,134	Wells Fargo Home Equity Trust REMIC, 0.62%, 12/25/35 (a)	676,812
202,281	Wells Fargo Home Equity Trust REMIC, 0.38%, 07/25/36 (a)	182,403
667,011	Wells Fargo Mortgage Backed Securities Trust REMIC, 5.00%, 01/25/19	679,448
430,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/45	435,480

Total Non-U.S. Government Agency Asset-Backed Securities (cost $16,702,584)		16,274,123
Corporate Bonds - 21.7%
Consumer Discretionary - 2.3%
200,000	Hanesbrands Inc., 8.00%, 12/15/16	220,000
325,000	Mohawk Industries Inc., 6.38%, 01/15/16	359,125
315,000	Newell Rubbermaid Inc., 4.70%, 08/15/20	334,719
355,000	Time Warner Cable Inc., 4.00%, 09/01/21	363,728
280,000	Whirlpool Corp., 4.85%, 06/15/21	284,805
		1,562,377
Consumer Staples - 1.8%
245,000	Church & Dwight Co. Inc., 3.35%, 12/15/15	256,762
285,000	PepsiCo Inc., 7.90%, 11/01/18	383,062
165,000	SUPERVALU Inc., 8.00%, 05/01/16	172,838

See accompanying notes to financial statements.

Principal Amount	Security Description	Value
$315,000	Wal-Mart Stores Inc., 5.63%, 04/15/41	$381,266
		1,193,928
Energy - 1.2%
335,000	Enterprise Products Operating LLC, 6.30%, 09/15/17	394,924
270,000	Tosco Corp., 8.13%, 02/15/30	383,274
		778,198
Financials - 9.1%
340,000	American Express Co., 6.80%, 09/01/66 (a)	346,800
365,000	Bank of America Corp., 5.65%, 05/01/18	389,638
285,000	Chubb Corp., 6.80%, 11/15/31	342,886
320,000	Citigroup Inc., 6.50%, 08/19/13	338,535
380,000	General Electric Capital Corp., 4.38%, 09/16/20	400,210
335,000	Goldman Sachs Capital I, 6.35%, 02/15/34	312,599
30,000	Goldman Sachs Group Inc., 6.25%, 09/01/17	32,883
305,000	Hartford Financial Services Group Inc., 4.00%, 03/30/15	315,370
325,000	JPMorgan Chase Capital XXV, 6.80%, 10/01/37	326,820
260,000	KeyBank NA, 4.95%, 09/15/15	280,410
310,000	Metropolitan Life Global Funding I, 5.13%, 06/10/14 (b)	336,643
395,000	Morgan Stanley, 3.80%, 04/29/16	384,497
375,000	PNC Funding Corp., 0.75%, 01/31/14 (a)	372,185
285,000	Prudential Financial Inc., 7.38%, 06/15/19	352,293
250,000	Regions Financial Corp., 7.75%, 11/10/14	274,063
375,000	State Street Bank & Trust Co., 0.67%, 12/08/15 (a)	358,282
185,000	State Street Capital Trust III, 5.46% (callable at 100 beginning 03/15/11) (e)	185,722
353,000	UBS Preferred Funding Trust V, 6.24% (callable at 100 beginning 05/15/16) (e)	341,527
325,000	Wachovia Bank NA, 6.60%, 01/15/38	387,971
		6,079,334
Health Care - 0.3%
145,000	Pfizer Inc., 6.20%, 03/15/19	181,453

Industrials - 2.0%
250,000	Pitney Bowes Inc., 5.25%, 01/15/37	249,749
275,000	Textron Inc., 6.20%, 03/15/15	301,629
335,000	Union Pacific Corp., 5.70%, 08/15/18	400,484
285,000	United Technologies Corp., 6.13%, 07/15/38	356,294
		1,308,156
Information Technology - 1.1%
320,000	CA Inc., 6.13%, 12/01/14	353,314
300,000	International Business Machines Corp., 7.00%, 10/30/25	403,034
		756,348
Materials - 2.0%
315,000	Dow Chemical Co., 4.25%, 11/15/20	329,611
290,000	Martin Marietta Materials Inc., 6.60%, 04/15/18	315,738
315,000	Mosaic Co., 3.75%, 11/15/21	320,390
295,000	Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	341,989
		1,307,728
Telecommunication Services - 0.3%
160,000	Crown Castle International Corp., 9.00%, 01/15/15	176,000

Utilities - 1.6%
315,000	Alabama Power Co., 5.50%, 10/15/17	370,248
300,000	Dayton Power & Light Co., 5.13%, 10/01/13	318,148
300,000	PacifiCorp, 6.25%, 10/15/37	382,272
		1,070,668
Total Corporate Bonds (cost $13,588,856)		14,414,190
Government and Agency Obligations - 47.9%
GOVERNMENT SECURITIES - 22.6%
Municipals - 2.8%
335,000	Nebraska Public Power District, RB, Series B, 4.85%, 01/01/14	356,668
285,000	New York City, New York, Water Finance Authority & Sewer Revenue, 5.72%, 06/15/42	354,081
215,000	State of Connecticut, Public Improvements, 4.95%, 12/01/20	256,297
215,000	State of Connecticut, Public Improvements, 5.63%, 12/01/29	255,379
240,000	University of Michigan, 6.01%, 04/01/25	286,781
350,000	University of Nebraska, RB, Series B, 5.70%, 07/01/29	375,781
		1,884,987
Treasury Inflation Index Securities - 1.9%
392,224	U.S. Treasury Inflation Indexed Note, 0.50%, 04/15/15 (f)	415,818

See accompanying notes to financial statements.

Principal Amount	Security Description	Value
$345,504	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (f)	$353,710
351,314	U.S. Treasury Inflation Indexed Note, 2.13%, 02/15/40 (f)	461,951
		1,231,479
U.S. Treasury Securities - 17.9%
755,000	U.S. Treasury Bond, 5.38%, 02/15/31	1,015,475
1,735,000	U.S. Treasury Bond, 4.38%, 11/15/39	2,084,710
2,000,000	U.S. Treasury Note, 1.38%, 09/15/12	2,010,938
825,000	U.S. Treasury Note, 3.25%, 06/30/16	906,726
2,730,000	U.S. Treasury Note, 3.50%, 02/15/18	3,067,838
2,455,000	U.S. Treasury Note, 3.63%, 02/15/21	2,779,136
		11,864,823
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES - 25.3%
Federal Home Loan Mortgage Corp. - 7.9%
1,090,000	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/19	1,191,199
1,244,000	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 06/15/21	1,394,791
700,000	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/27	741,825
1,802,386	Federal Home Loan Mortgage Corp., 4.50%, 11/01/30	1,913,381
		5,241,196
Federal National Mortgage Association - 16.6%
258,364	Federal National Mortgage Association, 5.50%, 11/01/16	281,731
76,217	Federal National Mortgage Association, 4.50%, 12/01/18	81,956
1,315,000	Federal National Mortgage Association REMIC, 4.00%, 02/25/19	1,403,777
792,730	Federal National Mortgage Association, 7.50%, 08/01/22	901,806
566,975	Federal National Mortgage Association, 4.00%, 06/01/24	601,071
119,818	Federal National Mortgage Association, 4.00%, 10/01/24	127,024
1,005,654	Federal National Mortgage Association REMIC, 5.00%, 02/25/32	1,126,124
93,677	Federal National Mortgage Association REMIC, 5.50%, 12/25/32	94,388
156,371	Federal National Mortgage Association, 5.00%, 08/01/34	169,546
1,370,000	Federal National Mortgage Association REMIC, 5.50%, 08/25/34	1,516,371
1,248,786	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	1,311,345
200,923	Federal National Mortgage Association, 5.50%, 08/01/37	219,987

737,283	Federal National Mortgage Association, 6.00%, 09/01/38	816,814
985,229	Federal National Mortgage Association, 4.50%, 01/01/40	1,075,921
1,239,793	Federal National Mortgage Association, 4.00%, 04/01/41	1,313,319
		11,041,180
Government National Mortgage Association - 0.8%
443,076	Government National Mortgage Association, 4.72%, 06/20/61	494,356

Total Government and Agency Obligations (cost $29,907,307)		31,758,021
Preferred Stock - 0.7%
580	US Bancorp, Series A, 3.50% (callable at 1,000 beginning on 04/15/11) (e)	458,200

Total Preferred Stocks (cost $595,666)		458,200
Exchange Traded Funds – 0.7%
5,047	iShares iBoxx High Yield Corporate Bond Fund	458,470

Total Exchange Traded Funds (cost $436,132)		458,470
Investment Company – 2.0%
130,232	Federated Institutional High-Yield Bond Fund	1,290,603

Total Investment Company (cost $1,178,751)		1,290,603
Short Term Investments – 4.4%
Investment Company - 4.4%
2,923,712	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (g)	2,923,712

Total Short Term Investments (cost $2,923,712)		2,923,712

Total Investments - 101.9% (cost $65,333,008)		67,577,319
Liabilities in excess of other assets - (1.9%)		(1,243,475)
NET ASSETS - 100%		$66,333,844

See accompanying notes to financial statements.

(a)	Variable rate security. The rate reflected is the rate in effect at March 31, 2012.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed liquid by the Fund’s investment adviser based on procedures approved by the Tributary Funds’ Board of Directors.

(c)

Security fair valued in good faith in accordance with the procedures established by the Tributary Funds’ Board of Directors. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See Security Valuation in the Notes to Financial Statements.

(d)	Non-income producing security.
(e)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(f)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2012.

AMBAC	AMBAC Indemnity Corp.
MBIA	Municipal Bond Investors Assurance
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BALANCED FUND

Shares	Security Description	Value
Common Stocks - 60.7%
Consumer Discretionary - 7.8%
6,600	BorgWarner Inc. (a)	$556,644
1,200	Chipotle Mexican Grill Inc. - Class A (a)	501,600
22,900	Comcast Corp. - Class A	687,229
4,800	McDonald’s Corp.	470,880
9,300	Nordstrom Inc.	518,196
1,000	Priceline.com Inc. (a)	717,500
7,200	Tempur-Pedic International Inc. (a)	607,896
5,500	Ulta Salon Cosmetics & Fragrance Inc. (a)	510,895
3,900	Wynn Resorts Ltd.	487,032
		5,057,872
Consumer Staples - 6.8%
12,400	Church & Dwight Co. Inc.	609,956
6,200	Colgate-Palmolive Co.	606,236
8,800	Herbalife Ltd.	605,616
7,800	Hershey Co.	478,374
17,800	Kraft Foods Inc. - Class A	676,578
6,100	Mead Johnson Nutrition Co.	503,128
6,200	PriceSmart Inc.	451,422
6,000	Whole Foods Market Inc.	499,200
		4,430,510
Energy - 6.5%
6,100	Apache Corp.	612,684
2,700	CARBO Ceramics Inc.	284,715
10,400	Exxon Mobil Corp.	901,992
6,800	Helmerich & Payne Inc.	366,860
6,000	Noble Energy Inc.	586,680
8,100	Occidental Petroleum Corp.	771,363
5,600	Schlumberger Ltd.	391,608
9,000	Suncor Energy Inc.	294,300
		4,210,202
Financials - 7.7%
9,100	ACE Ltd.	666,120
5,800	Affiliated Managers Group Inc. (a)	648,498
9,300	AFLAC Inc.	427,707
19,700	BB&T Corp.	618,383
3,500	BlackRock Inc.	717,150
5,100	Credit Acceptance Corp. (a)	515,151
15,500	JPMorgan Chase & Co.	712,690
23,000	U.S. Bancorp	728,640
		5,034,339
Health Care - 7.7%
7,700	Abbott Laboratories	471,933
3,300	Biogen Idec Inc. (a)	415,701
3,000	Catalyst Health Solutions Inc. (a)	191,190
7,900	Celgene Corp. (a)	612,408
8,800	Cerner Corp. (a)	670,208
9,575	Covidien Plc	523,561
1,000	Intuitive Surgical Inc. (a)	541,750
13,300	Medidata Solutions Inc. (a)	354,312
9,800	Thermo Fisher Scientific Inc.	552,524
12,066	Valeant Pharmaceuticals International Inc. (a)	647,823
		4,981,410
Industrials - 6.8%
9,300	AGCO Corp. (a)	439,053
8,200	Dover Corp.	516,108
29,000	General Electric Co.	582,030
5,200	Joy Global Inc.	382,200
7,600	Norfolk Southern Corp.	500,308
8,700	Pall Corp.	518,781
5,500	Parker Hannifin Corp.	465,025
6,100	Roper Industries Inc.	604,876
5,000	United Parcel Service Inc. - Class B	403,600
		4,411,981
Information Technology - 12.6%
12,500	Adobe Systems Inc. (a)	428,875
2,525	Apple Inc. (a)	1,513,662
7,200	Citrix Systems Inc. (a)	568,152
9,000	Cognizant Technology Solutions Corp. - Class A (a)	692,550
4,200	FactSet Research Systems Inc.	415,968
1,050	Google Inc. - Class A (a)	673,302
22,700	Intel Corp.	638,097
1,450	MasterCard Inc. - Class A	609,783
22,900	Mentor Graphics Corp. (a)	340,294
16,200	Microsoft Corp.	522,450
22,000	Oracle Corp.	641,520
11,100	QUALCOMM Inc.	755,022
12,400	Texas Instruments Inc.	416,764
		8,216,439
Materials - 2.1%
5,300	Agrium Inc.	457,761
3,400	Cliffs Natural Resources Inc.	235,484
2,900	Praxair Inc.	332,456
4,600	Sigma-Aldrich Corp.	336,076
		1,361,777
Telecommunication Services - 0.7%
11,800	Verizon Communications Inc.	451,114

Utilities - 2.0%
38,300	AES Corp. (a)	500,581
6,800	NextEra Energy Inc.	415,344
8,200	Southern Co.	368,426
		1,284,351
Total Common Stocks (cost $28,238,569)		39,439,995

See accompanying notes to financial statements.

Principal Amount	Security Description	Value
Corporate Bonds - 21.5%
Consumer Discretionary - 2.3%
$500,000	Comcast Corp., 5.70%, 05/15/18	$590,115
500,000	Home Depot Inc., 5.40%, 03/01/16	576,998
300,000	McGraw-Hill Cos. Inc., 5.90%, 11/15/17	351,030
		1,518,143
Consumer Staples - 2.4%
500,000	Anheuser-Busch Cos. LLC, 5.00%, 03/01/19	564,692
300,000	Coca-Cola Enterprises Inc., 4.50%, 09/01/21	327,181
300,000	ConAgra Foods Inc., 7.00%, 04/15/19	353,310
300,000	WM Wrigley Jr. Co., 2.45%, 06/28/12 (b)	301,179
		1,546,362
Energy - 1.0%
300,000	BP Capital Markets Plc, 3.63%, 05/08/14	315,408
300,000	Shell International Finance BV, 3.25%, 09/22/15	323,304
		638,712
Financials - 6.1%
400,000	American Express Credit Co., 5.88%, 05/02/13	420,635
500,000	Commonwealth Bank of Australia, 4.00%, 04/13/20 (c) (d)	514,500
500,000	General Electric Capital Corp., 5.63%, 09/15/17	582,092
400,000	Goldman Sachs Group Inc., 3.63%, 08/01/12	403,514
300,000	JPMorgan Chase & Co., 6.40%, 10/02/17	349,300
500,000	KeyCorp, 6.50%, 05/14/13	527,561
300,000	Morgan Stanley, 0.95%, 10/15/15 (c)	269,926
250,000	Regions Bank, 7.50%, 05/15/18	283,125
300,000	Vornado Realty Trust, 4.25%, 04/01/15	314,547
300,000	Wachovia Corp., 5.25%, 08/01/14	322,900
		3,988,100
Health Care - 1.7%
500,000	Novartis AG, 5.13%, 02/10/19	585,644
500,000	Teva Pharmaceutical Finance III LLC, 3.00%, 06/15/15	526,272
		1,111,916
Industrials - 1.4%
500,000	Harley-Davidson Funding Corp., 6.80%, 06/15/18 (b)	584,441
300,000	Honeywell International Inc., 5.30%, 03/01/18	358,189
		942,630
Materials - 1.2%
350,000	Mosaic Co., 3.75%, 11/15/21	355,989
400,000	Vale Overseas Ltd., 4.38%, 01/11/22	401,620
		757,609
Telecommunication Services - 1.9%
500,000	AT&T Inc., 4.45%, 05/15/21	552,051
300,000	Cellco Partnership, 5.55%, 02/01/14	324,460
300,000	Verizon Communications Inc., 4.90%, 09/15/15	337,523
		1,214,034
Utilities - 3.5%
400,000	Alabama Power Co., 5.88%, 12/01/22	477,278
400,000	Commonwealth Edison Co., 4.00%, 08/01/20	431,770
400,000	Consolidated Edison Co. of New York Inc., 5.30%, 12/01/16	464,766
250,000	Exelon Generation Co. LLC, 5.20%, 10/01/19	277,482
500,000	Sempra Energy, 6.50%, 06/01/16	591,044
		2,242,340
Total Corporate Bonds (cost $13,466,998)		13,959,846

Government and Agency Obligations - 11.2%
GOVERNMENT SECURITIES - 11.2%
Municipals - 5.6%
250,000	Aurora Illinois, GO, Series A, 4.25%, 12/30/17	280,243
250,000	City of Industry California, Sales Tax Revenue, 7.00%, 01/01/21	268,580
150,000	County of St. Charles Missouri (Insured by MBIA Insurance Corp), Sales Tax Revenue, 5.16%, 10/01/20	173,315
190,000	Denver City & County Board of Water Commission, Water Revenue, Series A, 5.00%, 12/15/19	217,715
100,000	Florida State Board of Education, Lottery Revenue, 5.19%, 07/01/19	114,975
265,000	Hamden Connecticut, GO, Series B, 5.38%, 08/15/22	305,359
195,000	Kansas Development Finance Authority, Kansas Project Revenue, Series N, 5.20%, 11/01/19	232,265
300,000	Metro Wastewater Reclamation District, Sewer Revenue, Series B, 5.02%, 04/01/20	347,256
205,000	Northern Illinois Municipal Power Agency, Power Project Revenue, 5.69%, 01/01/17	227,724
200,000	Parker Colorado, Series A, 5.30%, 11/01/18	226,168

See accompanying notes to financial statements.

Shares or Principal Amount	Security Description	Value
$200,000	Reeves County Texas, Correctional Facilities, 7.40%, 12/01/17	$208,056
200,000	Santa Monica Community College District, Series A, 5.73%, 08/01/24	223,604
350,000	State of California, University Revenue Bonds, 5.45%, 11/01/22	392,381
280,000	Tulsa Airports Improvement Trust, Airport & Marina Revenue, Series B, 6.50%, 06/01/21	318,646
100,000	Vista Community Development Commission California, 7.61%, 09/01/21	111,957
		3,648,244
Treasury Inflation Index Securities - 2.0%
265,257	U.S. Treasury Inflation Indexed Note, 2.38%, 01/15/17 (e)	310,703
429,753	U.S. Treasury Inflation Indexed Note, 1.38%, 01/15/20 (e)	493,579
200,292	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (e)	205,049
240,498	U.S. Treasury Inflation Indexed Note, 2.38%, 01/15/25 (e)	305,921
		1,315,252
U.S. Treasury Securities - 3.6%
150,000	U.S. Treasury Bond, 6.25%, 08/15/23	207,750
150,000	U.S. Treasury Bond, 7.50%, 11/15/24	230,602
400,000	U.S. Treasury Note, 3.25%, 12/31/16	441,750
200,000	U.S. Treasury Note, 4.25%, 11/15/17	232,797
300,000	U.S. Treasury Note, 3.75%, 11/15/18	343,101
150,000	U.S. Treasury Note, 3.63%, 08/15/19	170,238
200,000	U.S. Treasury Note, 3.50%, 05/15/20	224,969
400,000	U.S. Treasury Note, 3.63%, 02/15/21	452,812
		2,304,019

Total Government and Agency Obligations (cost $6,788,024)		7,267,515
Short Term Investments - 9.1%
Investment Company - 9.1%
5,946,804	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (f)	5,946,804

Total Short Term Investments (cost $5,946,804)		5,946,804

Total Investments - 102.5% (cost $54,440,395)		66,614,160
Liabilities in excess of other assets - (2.5%)		(1,642,324)
NET ASSETS - 100%		$64,971,836

(a)	Non-income producing security.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed liquid by the Fund’s investment adviser based on procedures approved by the Tributary Funds’ Board of Directors.

(c)	Variable rate security. The rate reflected is the rate in effect at March 31, 2012.
(d)

Restricted as to public resale of Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, which provides an exemption from the registration requirements for resale of the security to an institutional investor. See Restricted table in the Notes to Financial Statements.

(e)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(f)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2012.

GO	General Obligation
MBIA	Municipal Bond Investors Assurance

See accompanying notes to financial statements.

CORE EQUITY FUND

Shares	Security Description	Value
Common Stocks - 95.7%
Consumer Discretionary - 10.5%
164,325	Comcast Corp. - Class A	$4,931,393
277,675	International Game Technology	4,662,163
76,125	Kohl’s Corp.	3,808,534
85,800	Lear Corp.	3,988,842
39,200	Mohawk Industries Inc. (a)	2,607,192
31,875	Nike Inc. - Class B	3,456,525
85,325	Omnicom Group Inc.	4,321,711
		27,776,360
Consumer Staples - 11.4%
108,725	HJ Heinz Co.	5,822,224
58,000	Kimberly-Clark Corp.	4,285,620
122,950	PepsiCo Inc.	8,157,732
59,100	Philip Morris International Inc.	5,236,851
98,475	Procter & Gamble Co.	6,618,505
		30,120,932
Energy - 11.8%
38,850	Apache Corp.	3,902,094
81,475	Chevron Corp.	8,737,379
98,675	Ensco International Plc - ADR	5,222,868
112,575	Exxon Mobil Corp.	9,763,629
53,875	Schlumberger Ltd.	3,767,479
		31,393,449
Financials - 15.5%
80,375	AFLAC Inc.	3,696,446
100,750	BB&T Corp.	3,162,543
21,075	BlackRock Inc.	4,318,267
93,925	Citigroup Inc.	3,432,959
31,125	Goldman Sachs Group Inc.	3,871,016
152,500	JPMorgan Chase & Co.	7,011,950
85,150	MetLife Inc.	3,180,352
68,275	State Street Corp.	3,106,513
44,750	Travelers Cos. Inc.	2,649,200
213,700	U.S. Bancorp	6,770,016
		41,199,262
Health Care - 9.5%
98,975	Abbott Laboratories	6,066,178
36,900	Amgen Inc.	2,508,831
155,375	Medtronic Inc.	6,089,146
129,600	Novartis AG - ADR	7,181,136
75,575	Teva Pharmaceutical Industries Ltd. - ADR	3,405,410
		25,250,701
Industrials - 10.2%
69,450	3M Co.	6,195,635
100,400	Emerson Electric Co.	5,238,872
41,525	Flowserve Corp.	4,796,553
332,000	General Electric Co.	6,663,240
91,425	Jacobs Engineering Group Inc. (a)	4,056,527
		26,950,827
Information Technology - 20.4%
4,355	Apple Inc. (a)	2,610,692
87,150	Avnet Inc. (a)	3,171,389
214,925	Cisco Systems Inc.	4,545,664
257,025	EMC Corp. (a)	7,679,907
238,850	Intel Corp.	6,714,073
27,675	International Business Machines Corp.	5,774,389
245,000	Microsoft Corp.	7,901,250
211,150	Oracle Corp.	6,157,134
79,400	QUALCOMM Inc.	5,400,788
126,525	Texas Instruments Inc.	4,252,505
		54,207,791
Materials - 3.5%
39,600	Air Products & Chemicals Inc.	3,635,280
76,124	Allegheny Technologies Inc.	3,134,025
56,000	Potash Corp. of Saskatchewan Inc.	2,558,640
		9,327,945
Utilities - 2.9%
312,300	AES Corp. (a)	4,081,761
82,375	Southern Co.	3,701,109
		7,782,870
Total Common Stocks (cost $210,403,604)		254,010,137
Short Term Investments - 4.8%
Investment Company - 4.8%
12,743,422	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	12,743,422

Total Short Term Investments (cost $12,743,422)		12,743,422

Total Investments - 100.5% (cost $223,147,026)		266,753,559
Liabilities in excess of other assets - (0.5%)		(1,316,075)
NET ASSETS - 100%		$265,437,484

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2012.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND

Shares	Security Description	Value
Common Stocks - 98.7%
Consumer Discretionary - 13.6%
43,000	Comcast Corp.	$1,290,430
24,000	Discovery Communications Inc. - Class C (a)	1,125,120
12,000	McDonald’s Corp.	1,177,200
15,000	Nordstrom Inc.	835,800
2,000	Priceline.com Inc. (a)	1,435,000
23,655	Starbucks Corp.	1,322,078
8,000	Wynn Resorts Ltd.	999,040
20,000	Yum! Brands Inc.	1,423,600
		9,608,268
Consumer Staples - 7.8%
13,561	Colgate-Palmolive Co.	1,325,994
16,100	Hershey Co.	987,413
35,400	Kraft Foods Inc. - Class A	1,345,554
12,500	Mead Johnson Nutrition Co.	1,031,000
10,000	Whole Foods Market Inc.	832,000
		5,521,961
Energy - 13.6%
10,500	Apache Corp.	1,054,620
10,000	Concho Resources Inc. (a)	1,020,800
39,000	Halliburton Co.	1,294,410
11,400	Noble Energy Inc.	1,114,692
12,000	Occidental Petroleum Corp.	1,142,760
40,000	Peabody Energy Corp.	1,158,400
10,800	Schlumberger Ltd.	755,244
38,500	Suncor Energy Inc.	1,258,950
27,000	Williams Cos. Inc.	831,870
		9,631,746
Financials - 4.4%
22,000	AFLAC Inc.	1,011,780
20,000	JPMorgan Chase & Co.	919,600
34,000	Wells Fargo & Co.	1,160,760
		3,092,140
Health Care - 11.9%
9,000	Biogen Idec Inc. (a)	1,133,730
18,000	Celgene Corp. (a)	1,395,360
18,000	Medco Health Solutions Inc. (a)	1,265,400
25,250	Stryker Corp.	1,400,870
20,000	Thermo Fisher Scientific Inc.	1,127,600
17,500	UnitedHealth Group Inc.	1,031,450
18,878	Valeant Pharmaceuticals International Inc. (a)	1,013,560
		8,367,970
Industrials - 16.2%
14,100	Cummins Inc.	1,692,564
22,000	Dover Corp.	1,384,680
17,230	FedEx Corp.	1,584,471
32,000	Illinois Tool Works Inc.	1,827,840
26,000	Joy Global Inc.	1,911,000
25,000	Norfolk Southern Corp.	1,645,750
14,100	Roper Industries Inc.	1,398,156
		11,444,461
Information Technology - 24.2%
20,000	Accenture Plc - Class A	1,290,000
33,405	Adobe Systems Inc. (a)	1,146,126
44,000	CA Inc.	1,212,640
12,500	Citrix Systems Inc. (a)	986,375
12,000	Cognizant Technology Solutions Corp. - Class A (a)	923,400
91,132	Dell Inc. (a)	1,512,791
27,100	Fiserv Inc. (a)	1,880,469
2,180	Google Inc. - Class A (a)	1,397,903
36,000	Intel Corp.	1,011,960
4,205	MasterCard Inc.	1,768,371
27,000	Oracle Corp.	787,320
93,132	Symantec Corp. (a)	1,741,568
13,000	VMware Inc. - Class A (a)	1,460,810
		17,119,733
Materials - 7.0%
21,300	Agrium Inc.	1,839,681
24,000	Cliffs Natural Resources Inc.	1,662,240
12,500	Praxair Inc.	1,433,000
		4,934,921
Total Common Stocks (cost $54,095,923)		69,721,200
Short Term Investments - 2.0%
Investment Company - 2.0%
1,411,369	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	1,411,369

Total Short Term Investments (cost $1,411,369)		1,411,369

Total Investments - 100.7% (cost $55,507,292)		71,132,569
Liabilities in excess of other assets - (0.7%)		(491,302)
NET ASSETS - 100%		$70,641,267

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2012.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Common Stocks - 96.1%
Consumer Discretionary - 16.3%
17,100	BorgWarner Inc. (a)	$1,442,214
81,953	Chico’s FAS Inc.	1,237,490
10,000	Coach Inc.	772,800
37,500	Discovery Communications Inc. - Class C (a)	1,758,000
54,000	HanesBrands Inc. (a)	1,595,160
35,000	Nordstrom Inc.	1,950,200
4,500	Panera Bread Co. - Class A (a)	724,140
40,000	Sotheby’s	1,573,600
20,000	Tempur-Pedic International Inc. (a)	1,688,600
42,000	Tenneco Inc. (a)	1,560,300
12,000	Ulta Salon Cosmetics & Fragrance Inc. (a)	1,114,680
26,800	Vitamin Shoppe Inc. (a)	1,184,828
37,000	Wolverine World Wide Inc.	1,375,660
17,300	Wynn Resorts Ltd.	2,160,424
		20,138,096
Consumer Staples - 4.5%
12,500	Church & Dwight Co. Inc.	614,875
60,000	Coca-Cola Enterprises Inc.	1,716,000
24,000	Herbalife Ltd.	1,651,680
22,400	PriceSmart Inc.	1,630,944
		5,613,499
Energy - 13.0%
18,600	CARBO Ceramics Inc.	1,961,370
24,000	Concho Resources Inc. (a)	2,449,920
47,882	GeoResources Inc. (a)	1,567,657
79,000	Gulfport Energy Corp. (a)	2,300,480
20,000	Noble Energy Inc.	1,955,600
45,000	Northern Oil and Gas Inc. (a)	933,300
53,100	Peabody Energy Corp.	1,537,776
50,000	Williams Cos. Inc.	1,540,500
44,000	World Fuel Services Corp.	1,804,000
		16,050,603
Financials - 6.8%
20,000	Affiliated Managers Group Inc. (a)	2,236,200
17,300	Credit Acceptance Corp. (a)	1,747,473
22,300	Portfolio Recovery Associates Inc. (a)	1,599,356
25,000	Signature Bank (a)	1,576,000
32,400	Stifel Financial Corp. (a)	1,226,016
		8,385,045
Health Care - 7.4%
31,200	Catalyst Health Solutions Inc. (a)	1,988,376
32,000	Cepheid Inc. (a)	1,338,560
20,800	Cerner Corp. (a)	1,584,128
100,000	PDL BioPharma Inc.	635,000
69,000	PSS World Medical Inc. (a)	1,748,460
36,000	Valeant Pharmaceuticals International Inc. (a)	1,932,840
		9,227,364
Industrials - 18.5%
46,600	AGCO Corp. (a)	2,199,986
46,300	Applied Industrial Technologies Inc.	1,904,319
21,000	Atlas Air Worldwide Holdings Inc. (a)	1,033,410
28,000	Dover Corp.	1,762,320
23,000	Genesee & Wyoming Inc. - Class A (a)	1,255,340
44,000	HUB Group Inc. - Class A (a)	1,585,320
31,000	Joy Global Inc.	2,278,500
27,700	Landstar System Inc.	1,598,844
39,700	Lincoln Electric Holdings Inc.	1,799,204
40,000	Pall Corp.	2,385,200
22,000	Roper Industries Inc.	2,181,520
70,000	Tetra Tech Inc. (a)	1,845,200
24,000	Woodward Governor Co.	1,027,920
		22,857,083
Information Technology - 19.4%
53,000	Adobe Systems Inc. (a)	1,818,430
30,000	Akamai Technologies Inc. (a)	1,101,000
60,000	CA Inc.	1,653,600
151,400	Cadence Design Systems Inc. (a)	1,792,576
20,000	Citrix Systems Inc. (a)	1,578,200
23,000	Cognizant Technology Solutions Corp. - Class A (a)	1,769,850
12,000	Equinix Inc. (a)	1,889,400
15,000	FactSet Research Systems Inc.	1,485,600
17,500	Fiserv Inc. (a)	1,214,325
39,000	IAC/InterActiveCorp.	1,914,510
27,600	Jack Henry & Associates Inc.	941,712
100,000	Mentor Graphics Corp. (a)	1,486,000
47,000	NeuStar Inc. - Class A (a)	1,750,750
27,000	OSI Systems Inc. (a)	1,655,100
100,000	ValueClick Inc. (a)	1,974,000
		24,025,053
Materials - 10.2%
31,500	Agrium Inc.	2,720,655
60,000	Buckeye Technologies Inc.	2,038,200
105,000	Calgon Carbon Corp. (a)	1,639,050
44,300	Cliffs Natural Resources Inc.	3,068,218
15,000	Haynes International Inc.	950,250
31,000	Sigma-Aldrich Corp.	2,264,860
		12,681,233
Total Common Stocks (cost $82,169,303)		118,977,976

See accompanying notes to financial statements.

Shares	Security Description	Value
Short Term Investments - 5.6%
Investment Company - 5.6%
6,884,763	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	6,884,763

Total Short Term Investments (cost $6,884,763)		6,884,763

Total Investments - 101.7% (cost $89,054,066)		125,862,739
Liabilities in excess of other assets - (1.7%)		(2,127,758)
NET ASSETS - 100%		$123,734,981

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2012.

See accompanying notes to financial statements.

SMALL COMPANY FUND

Shares	Security Description	Value
Common Stocks - 96.6%
Consumer Discretionary - 13.6%
124,500	ANN Inc. (a)	$3,565,680
50,450	Buckle Inc.	2,416,555
279,175	Callaway Golf Co.	1,887,223
84,975	Foot Locker Inc.	2,638,474
83,300	International Speedway Corp. - Class A	2,311,575
78,100	Jack in the Box Inc. (a)	1,872,057
27,300	Mohawk Industries Inc. (a)	1,815,723
65,906	Steiner Leisure Ltd. (a)	3,218,190
		19,725,477
Consumer Staples - 2.5%
27,475	Lancaster Colony Corp.	1,825,989
38,200	WD-40 Co.	1,732,370
		3,558,359
Energy - 6.8%
70,475	Bill Barrett Corp. (a)	1,833,055
44,000	Dresser-Rand Group Inc. (a)	2,041,160
112,800	Forest Oil Corp. (a)	1,367,136
24,625	SM Energy Co.	1,742,711
53,525	Tidewater Inc.	2,891,420
		9,875,482
Financials - 18.6%
49,150	Arthur J Gallagher & Co.	1,756,621
38,000	Cullen/Frost Bankers Inc.	2,211,220
14,761	GAMCO Investors Inc.	732,293
33,100	Home Properties Inc.	2,019,431
28,275	Jones Lang LaSalle Inc.	2,355,590
51,682	LTC Properties Inc.	1,653,824
67,775	Mack-Cali Realty Corp.	1,953,276
108,325	MB Financial Inc.	2,273,742
213,900	Meadowbrook Insurance Group Inc.	1,995,687
168,600	Old National Bancorp	2,215,404
18,800	RLI Corp.	1,346,832
122,350	Selective Insurance Group	2,154,583
50,600	UMB Financial Corp.	2,263,591
74,350	United Bankshares Inc.	2,145,741
		27,077,835
Health Care - 9.6%
79,125	Genomic Health Inc. (a)	2,422,016
60,000	Greatbatch Inc. (a)	1,471,200
120,075	PSS World Medical Inc. (a)	3,042,701
148,125	VCA Antech Inc. (a)	3,437,981
84,700	West Pharmaceutical Services Inc.	3,602,291
		13,976,189
Industrials - 16.6%
106,425	Actuant Corp. - Class A	3,085,261
86,550	Barnes Group Inc.	2,277,130
63,825	Carlisle Cos. Inc.	3,186,144
51,000	CLARCOR Inc.	2,503,590
28,550	Hubbell Inc. - Class B	2,243,459
76,225	IDEX Corp.	3,211,359
105,400	Insteel Industries Inc.	1,280,610
42,400	Tennant Co.	1,865,600
108,100	Tetra Tech Inc. (a)	2,849,516
64,500	Werner Enterprises Inc.	1,603,470
		24,106,139
Information Technology - 17.8%
33,525	Anixter International Inc. (a)	2,431,568
38,250	CACI International Inc. - Class A (a)	2,382,593
158,275	Daktronics Inc.	1,407,065
52,475	Littelfuse Inc.	3,290,182
224,800	Micrel Inc.	2,306,448
110,775	Microsemi Corp. (a)	2,375,016
50,400	MTS Systems Corp.	2,675,736
69,000	National Instruments Corp.	1,967,880
107,675	Parametric Technology Corp. (a)	3,008,440
74,975	Park Electrochemical Corp.	2,266,494
32,275	Syntel Inc.	1,807,400
		25,918,822
Materials - 7.2%
45,650	Carpenter Technology Corp.	2,384,299
69,025	Intrepid Potash Inc. (a)	1,679,378
67,950	Materion Corp. (a)	1,952,204
66,950	Sensient Technologies Corp.	2,544,100
97,525	Worthington Industries Inc.	1,870,530
		10,430,511
Utilities - 3.9%
69,025	IDACORP Inc.	2,838,308
102,100	Westar Energy Inc.	2,851,653
		5,689,961
Total Common Stocks (cost $113,025,892)		140,358,775
Short Term Investments - 4.1%
Investment Company - 4.1%
5,976,433	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.01% (b)	5,976,433

Total Short Term Investments (cost $5,976,433)		5,976,433

Total Investments - 100.7% (cost $119,002,325)		146,335,208
Liabilities in excess of other assets - (0.7%)		(991,580)
NET ASSETS - 100%		$145,343,628

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2012.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2012

	SHORT- INTERMEDIATE BOND FUND	INCOME FUND
Assets:
Investments, at cost	$65,114,493	$65,333,008
Unrealized appreciation of investments	1,078,543	2,244,311
Total investments, at value	66,193,036	67,577,319
Cash	12,372	—
Interest and dividends receivable	524,134	415,090
Receivable for capital shares issued	98,436	134,583
Receivable for investments sold	—	337,575
Prepaid expenses	18,770	13,961
Total Assets	66,846,748	68,478,528
Liabilities:
Distributions payable	162,320	175,254
Payable for investments purchased	797,471	1,826,093
Payable for capital shares redeemed	43,172	82,157
Accrued expenses and other payables:
Investment advisory fees	15,629	18,491
Administration fees payable to non-related parties	9,887	9,142
Administration fees payable to related parties	3,907	3,922
Shareholder service fees	12,444	13,421
Other fees	17,635	16,204
Total liabilities	1,062,465	2,144,684
Net assets	$65,784,283	$66,333,844
Composition of Net Assets:
Capital	$69,175,609	$65,165,956
Accumulated (excess of distributions over) net investment income (loss)	(302,378)	287,187
Accumulated net realized gain (loss) from investments	(4,167,491)	(1,363,610)
Net unrealized appreciation on investments	1,078,543	2,244,311
Net Assets	$65,784,283	$66,333,844
Institutional Class:
Net assets	$49,848,022	$54,401,001
Shares of beneficial interest	5,259,574	5,317,491
Net asset value, offering and redemption price per share	$9.48	$10.23
Institutional Plus Class:
Net assets	$15,936,261	$11,932,843
Shares of beneficial interest	1,679,857	1,165,740
Net asset value, offering and redemption price per share	$9.49	$10.24

See accompanying notes to financial statements.

	BALANCED FUND	CORE EQUITY FUND	LARGE CAP GROWTH FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND
Assets:
Investments, at cost	$54,440,395	$223,147,026	$55,507,292	$89,054,066	$119,002,325
Unrealized appreciation of investments	12,173,765	43,606,533	15,625,277	36,808,673	27,332,883
Total investments, at value	66,614,160	266,753,559	71,132,569	125,862,739	146,335,208
Cash	—	—	—	—	—
Interest and dividends receivable	266,958	622,926	45,200	27,109	119,558
Receivable for capital shares issued	183,539	115,471	124,573	101,962	69,932
Receivable for investments sold	392,377	1,703,840	—	—	1,251,008
Prepaid expenses	5,421	23,266	8,799	13,476	22,171
Total Assets	67,462,455	269,219,062	71,311,141	126,005,286	147,797,877
Liabilities:
Distributions payable	—	—	—	—	—
Payable for investments purchased	2,368,501	2,986,476	576,446	2,081,914	2,069,895
Payable for capital shares redeemed	41,504	538,962	14,039	44,269	218,769
Accrued expenses and other payables:
Investment advisory fees	32,852	140,656	35,384	65,401	87,439
Administration fees payable to non-related parties	7,382	35,017	9,665	15,356	18,441
Administration fees payable to related parties	3,679	15,629	4,128	7,267	8,501
Shareholder service fees	19,331	22,864	10,614	29,935	19,783
Other fees	17,370	41,974	19,598	26,163	31,421
Total liabilities	2,490,619	3,781,578	669,874	2,270,305	2,454,249
Net assets	$64,971,836	$265,437,484	$70,641,267	$123,734,981	$145,343,628
Composition of Net Assets:
Capital	$53,148,785	$233,847,918	$52,918,888	$84,978,492	$115,485,040
Accumulated (excess of distributions over) net investment income (loss)	10,475	2,428,519	130,451	—	479,305
Accumulated net realized gain (loss) from investments	(361,189)	(14,445,486)	1,966,651	1,947,816	2,046,400
Net unrealized appreciation on investments	12,173,765	43,606,533	15,625,277	36,808,673	27,332,883
Net Assets	$64,971,836	$265,437,484	$70,641,267	$123,734,981	$145,343,628
Institutional Class:
Net assets	$52,198,917	$73,537,931	$47,058,730	$80,961,045	$60,370,101
Shares of beneficial interest	3,390,665	8,528,397	5,063,520	5,217,649	3,159,526
Net asset value, offering and redemption price per share	$15.39	$8.62	$9.29	$15.52	$19.11
Institutional Plus Class:
Net assets	$12,772,919	$191,899,553	$23,582,537	$42,773,936	$84,973,527
Shares of beneficial interest	831,380	22,197,679	2,521,127	2,754,489	4,435,359
Net asset value, offering and redemption price per share	$15.36	$8.65	$9.35	$15.53	$19.16

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2012

	SHORT- INTERMEDIATE BOND FUND(a)	INCOME FUND(b)
Investment Income:
Interest	$2,324,308	$2,450,976
Dividend	70,672	132,498
Foreign tax withholding	—	—
Total Income	2,394,980	2,583,474
Expenses:
Investment advisory fees	341,177	349,770
Administration fees	113,969	98,507
Shareholder service fees - Institutional Class	153,033	133,856
Custodian fees	5,582	5,440
Chief compliance officer fees	7,498	6,328
Director fees	2,338	1,963
Transfer agent fees	31,915	30,572
Registration and filing fees	31,074	29,267
Other fees	21,978	18,507
Total expenses before waivers	708,564	674,210
Expenses waived by Adviser	(150,118)	(157,397)
Co-administration fees waived - Institutional Plus Class	—	—
Total Expenses	558,446	516,813
Net Investment Income (Loss)	1,836,534	2,066,661
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment transactions	(242,017)	(385,662)
Change in unrealized appreciation (depreciation) on investments	242,635	2,178,083
Net realized and unrealized gain (loss) on investments	618	1,792,421
Net increase in net assets from operations	$1,837,152	$3,859,082

(a)	Institutional Plus Class shares of the Short-Intermediate Bond Fund, Balanced Fund, Large Cap Growth Fund and Growth Opportunities Fund commenced operations on October 14, 2011.
(b)	Institutional Plus Class shares of the Income Fund commenced operations on October 28, 2011.

See accompanying notes to financial statements.

	BALANCED FUND(a)	CORE EQUITY FUND	LARGE CAP GROWTH FUND(a)	GROWTH OPPORTUNITIES FUND(a)	SMALL COMPANY FUND
Investment Income:
Interest	$619,686	$—	$—	$—	$—
Dividend	357,647	5,630,733	1,079,333	692,353	2,266,543
Foreign tax withholding	(155)	(121,171)	(3,661)	(1,253)	—
Total Income	977,178	5,509,562	1,075,672	691,100	2,266,543
Expenses:
Investment advisory fees	338,456	1,953,648	657,924	816,697	1,138,629
Administration fees	72,052	390,989	109,727	163,448	201,067
Shareholder service fees - Institutional Class	99,723	228,113	158,866	228,917	162,312
Custodian fees	6,006	5,356	6,631	5,594	5,209
Chief compliance officer fees	5,126	31,404	7,927	12,351	15,916
Director fees	1,568	9,297	2,838	3,671	4,576
Transfer agent fees	40,282	59,901	32,497	54,374	44,234
Registration and filing fees	28,674	33,916	22,043	33,084	21,356
Other fees	16,725	53,559	24,222	32,801	43,507
Total expenses before waivers	608,612	2,766,183	1,022,675	1,350,937	1,636,806
Expenses waived by Adviser	(56,410)	(312,587)	(175,730)	(130,673)	(174,141)
Co-administration fees waived - Institutional Plus Class	—	(19,512)	—	—	(7,435)
Total Expenses	552,202	2,434,084	846,945	1,220,264	1,455,230
Net Investment Income (Loss)	424,976	3,075,478	228,727	(529,164)	811,313
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment transactions	1,191,539	(11,579,405)	4,939,583	5,016,832	8,628,619
Change in unrealized appreciation (depreciation) on investments	3,005,131	9,993,716	(1,937,607)	(2,231,082)	(3,514,429)
Net realized and unrealized gain (loss) on investments	4,196,670	(1,585,689)	3,001,976	2,785,750	5,114,190
Net increase in net assets from operations	$4,621,646	$1,489,789	$3,230,703	$2,256,586	$5,925,503

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SHORT-INTERMEDIATE BOND FUND		INCOME FUND
	For the Year Ended March 31, 2012(a)	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012(b)	For the Year Ended March 31, 2011
Operations:
Net investment income	$1,836,534	$2,029,349	$2,066,661	$2,561,366
Net realized gain (loss) from investment transactions	(242,017)	367,775	(385,662)	726,569
Change in unrealized appreciation (depreciation) on investments	242,635	(117,831)	2,178,083	(143,747)
Net increase in net assets from operations	1,837,152	2,279,293	3,859,082	3,144,188
Distributions to Shareholders:
From net investment income
Institutional Class	(1,769,552)	(2,222,249)	(1,898,264)	(2,435,476)
Institutional Plus Class	(219,522)	—	(163,826)	—
From net realized gains on investments
Institutional Class	(96,000)	—	—	—
Institutional Plus Class	(29,322)	—	—	—
From return of capital
Institutional Class	—	—	—	—
Change in net assets from distributions to shareholders	(2,114,396)	(2,222,249)	(2,062,090)	(2,435,476)
Capital Transactions:
Proceeds from shares issued
Institutional Class	10,853,153	16,113,084	15,368,729	8,485,007
Institutional Plus Class	19,060,890	—	12,344,646	—
Proceeds from dividends reinvested
Institutional Class	707,038	954,225	524,776	729,321
Institutional Plus Class	248,844	—	163,789	—
Cost of shares redeemed
Institutional Class	(29,842,775)	(20,077,548)	(19,729,917)	(13,479,338)
Institutional Plus Class	(3,515,516)	—	(676,982)	—
Change in net assets from capital transactions	(2,488,366)	(3,010,239)	7,995,041	(4,265,010)
Change in net assets	(2,765,610)	(2,953,195)	9,792,033	(3,556,298)
Net Assets:
Beginning of year	68,549,893	71,503,088	56,541,811	60,098,109
End of year	$65,784,283	$68,549,893	$66,333,844	$56,541,811
Accumulated (excess of distributions over) net investment income (loss)	$(302,378)	$(182,147)	$287,187	$317,165
Share Transactions Institutional Class:
Shares issued	1,144,027	1,687,963	1,505,324	851,118
Shares reinvested	74,583	99,964	51,822	73,086
Shares redeemed	(3,163,536)	(2,105,544)	(1,946,066)	(1,357,505)
Change in shares	(1,944,926)	(317,617)	(388,920)	(433,301)
Share Transactions Institutional Plus Class:
Shares issued	2,026,623	—	1,216,006	—
Shares reinvested	26,355	—	15,993	—
Shares redeemed	(373,121)	—	(66,259)	—
Change in shares	1,679,857	—	1,165,740	—

(a)	Institutional Plus Class shares of the Short-Intermediate Bond Fund, Balanced Fund, Large Cap Growth Fund and Growth Opportunities Fund commenced operations on October 14, 2011.
(b)	Institutional Plus Class shares of the Income Fund commenced operations on October 28, 2011.
(c)	Institutional Plus Class shares of the Core Equity Fund and the Small Company Fund commenced operations on December 17, 2010.

See accompanying notes to financial statements.

	BALANCED FUND		CORE EQUITY FUND		LARGE CAP GROWTH FUND
	For the Year Ended March 31, 2012(a)	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011(c)	For the Year Ended March 31, 2012(a)	For the Year Ended March 31, 2011
Operations:
Net investment income	$424,976	$537,651	$3,075,478	$1,553,803	$228,727	$295,856
Net realized gain (loss) from investment transactions	1,191,539	1,017,378	(11,579,405)	4,948,016	4,939,583	2,637,205
Change in unrealized appreciation (depreciation) on investments	3,005,131	3,581,236	9,993,716	10,890,974	(1,937,607)	4,493,995
Net increase in net assets from operations	4,621,646	5,136,265	1,489,789	17,392,793	3,230,703	7,427,056
Distributions to Shareholders:
From net investment income
Institutional Class	(363,642)	(531,794)	(547,085)	(211,335)	(162,348)	(189,954)
Institutional Plus Class	(68,740)	—	(1,442,342)	—	(85,774)	—
From net realized gains on investments
Institutional Class	—	—	—	—	(2,220,954)	(1,334,463)
Institutional Plus Class	—	—	—	—	(922,721)	—
From return of capital
Institutional Class	—	—	—	—	—	—
Change in net assets from distributions to shareholders	(432,382)	(531,794)	(1,989,427)	(211,335)	(3,391,797)	(1,524,417)
Capital Transactions:
Proceeds from shares issued
Institutional Class	39,119,497	10,449,668	10,046,144	19,187,089	9,078,952	16,154,741
Institutional Plus Class	12,126,381	—	45,596,446	164,771,606	27,424,829	—
Proceeds from dividends reinvested
Institutional Class	356,763	529,892	192,636	113,657	1,456,164	1,192,449
Institutional Plus Class	68,740	—	1,442,342	—	1,008,495	—
Cost of shares redeemed
Institutional Class	(28,888,454)	(6,890,669)	(48,801,560)	(24,016,033)	(51,135,213)	(14,822,011)
Institutional Plus Class	(591,838)	—	(26,764,136)	(4,742,483)	(6,678,291)	—
Change in net assets from capital transactions	22,191,089	4,088,891	(18,288,128)	155,313,836	(18,845,064)	2,525,179
Change in net assets	26,380,353	8,693,362	(18,787,766)	172,495,294	(19,006,158)	8,427,818
Net Assets:
Beginning of year	38,591,483	29,898,121	284,225,250	111,729,956	89,647,425	81,219,607
End of year	$64,971,836	$38,591,483	$265,437,484	$284,225,250	$70,641,267	$89,647,425
Accumulated (excess of distributions over) net investment income (loss)	$10,475	$17,881	$2,428,519	$1,342,468	$130,451	$151,117
Share Transactions Institutional Class:
Shares issued	2,719,666	793,572	1,258,822	2,447,869	1,027,445	1,831,719
Shares reinvested	24,953	40,307	24,760	15,808	181,756	132,482
Shares redeemed	(2,058,344)	(532,953)	(6,252,007)	(3,080,403)	(5,718,505)	(1,690,846)
Change in shares	686,275	300,926	(4,968,425)	(616,726)	(4,509,304)	273,355
Share Transactions Institutional Plus Class:
Shares issued	867,045	—	5,805,974	20,151,807	3,179,407	—
Shares reinvested	4,608	—	184,916	—	124,954	—
Shares redeemed	(40,273)	—	(3,384,429)	(560,589)	(783,234)	—
Change in shares	831,380	—	2,606,461	19,591,218	2,521,127	—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	GROWTH OPPORTUNITIES FUND		SMALL COMPANY FUND
	For the Year Ended March 31, 2012(a)	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011(c)
Operations:
Net investment income (loss)	$(529,164)	$139,486	$811,313	$469,052
Net realized gain (loss) from investment transactions	5,016,832	5,306,484	8,628,619	3,629,994
Change in unrealized appreciation (depreciation) on investments	(2,231,082)	19,122,727	(3,514,429)	15,592,041
Net increase in net assets from operations	2,256,586	24,568,697	5,925,503	19,691,087
Distributions to Shareholders:
From net investment income
Institutional Class	—	(139,486)	(199,305)	(44,697)
Institutional Plus Class	—	—	(333,873)	—
From net realized gains on investments
Institutional Class	—	—	(2,610,404)	(4,430,622)
Institutional Plus Class	—	—	(3,603,552)	—
From return of capital
Institutional Class	—	(171,098)	—	—
Change in net assets from distributions to shareholders	—	(310,584)	(6,747,134)	(4,475,319)
Capital Transactions:
Proceeds from shares issued
Institutional Class	40,849,519	31,436,195	16,712,037	21,836,642
Institutional Plus Class	40,601,632	—	28,986,456	62,950,344
Proceeds from dividends reinvested
Institutional Class	—	237,873	1,669,577	3,050,804
Institutional Plus Class	—	—	3,937,425	—
Cost of shares redeemed
Institutional Class	(63,198,326)	(17,269,965)	(33,223,424)	(22,763,828)
Institutional Plus Class	(3,863,224)	—	(13,668,201)	(3,275,695)
Change in net assets from capital transactions	14,389,601	14,404,103	4,413,870	61,798,267
Change in net assets	16,646,187	38,662,216	3,592,239	77,014,035
Net Assets:
Beginning of year	107,088,794	68,426,578	141,751,389	64,737,354
End of year	$123,734,981	$107,088,794	$145,343,628	$141,751,389
Accumulated (excess of distributions over) net investment income (loss)	$—	$—	$479,305	$202,232
Share Transactions Institutional Class:
Shares issued	2,815,646	2,466,458	914,067	1,253,142
Shares reinvested	—	17,388	100,983	172,210
Shares redeemed	(4,646,275)	(1,384,585)	(1,868,599)	(1,320,542)
Change in shares	(1,830,629)	1,099,261	(853,549)	104,810
Share Transactions Institutional Plus Class:
Shares issued	3,027,300	—	1,645,778	3,477,936
Shares reinvested	—	—	237,258	—
Shares redeemed	(272,811)	—	(750,566)	(175,047)
Change in shares	2,754,489	—	1,132,470	3,302,889

(a)	Institutional Plus Class shares of the Short-Intermediate Bond Fund, Balanced Fund, Large Cap Growth Fund and Growth Opportunities Fund commenced operations on October 14, 2011.
(b)	Institutional Plus Class shares of the Income Fund commenced operations on October 28, 2011.
(c)	Institutional Plus Class shares of the Core Equity Fund and the Small Company Fund commenced operations on December 17, 2010.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding

		Investment Activities				Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(a)		Net Assets, End of Period (000’s)	Expense to Average Net Assets(b)		Net Investment Income to Average Net Assets(b)		Expense to Average Net Assets*(b)	Portfolio Turnover(a)
SHORT-INTERMEDIATE BOND FUND
Institutional Class
03/31/12	$9.51	$0.25	(c)	$0.01	$0.26	$(0.27)	$(0.02)	$9.48	2.80%		$49,848	0.84%		2.66%		1.06%	42%
03/31/11	9.51	0.28	(c)	0.03	0.31	(0.31)	—	9.51	3.27		68,550	0.82		2.94		1.08	45
03/31/10	9.20	0.32	(c)	0.34	0.66	(0.35)	—	9.51	7.18		71,503	0.86		3.39		1.17	62
03/31/09	9.45	0.33		(0.14)	0.19	(0.39)	(0.05)	9.20	2.05		49,125	0.90		3.53		1.20	50
03/31/08	9.40	0.41		0.05	0.46	(0.41)	—	9.45	5.01	(d)	50,299	0.82	(d)	4.33	(d)	1.17	68
Institutional Plus Class
03/31/12(e)	9.40	0.13	(c)	0.12	0.25	(0.14)	(0.02)	9.49	2.62		15,936	0.61		2.98		0.83	42

INCOME FUND
Institutional Class
03/31/12	9.91	0.36	(c)	0.32	0.68	(0.36)	—	10.23	6.93		54,401	0.91		3.56		1.18	38
03/31/11	9.79	0.42	(c)	0.10	0.52	(0.40)	—	9.91	5.37		56,542	0.83		4.26		1.18	68
03/31/10	9.29	0.45	(c)	0.51	0.96	(0.46)	—	9.79	10.49		60,098	0.77		4.72		1.27	71
03/31/09	9.69	0.42		(0.39)	0.03	(0.43)	—	9.29	0.40		51,965	0.79		4.47		1.33	63
03/31/08	9.63	0.46		0.05	0.51	(0.45)	—	9.69	5.27	(d)	59,117	0.71	(d)	4.73	(d)	1.29	81
Institutional Plus Class
03/31/12(e)	10.14	0.15	(c)	0.10	0.25	(0.15)	—	10.24	2.47		11,933	0.66		3.45		0.93	38

BALANCED FUND
Institutional Class
03/31/12	14.27	0.13	(c)	1.12	1.25	(0.13)	—	15.39	8.82		52,199	1.25		0.93		1.38	25
03/31/11	12.44	0.22	(c)	1.82	2.04	(0.21)	—	14.27	16.56		38,591	1.22		1.67		1.37	34
03/31/10	8.70	0.17	(c)	3.74	3.91	(0.17)	—	12.44	45.17		29,898	1.37		1.57		1.53	70
03/31/09	12.36	0.24		(3.44)	(3.20)	(0.24)	(0.22)	8.70	(26.13)		21,861	1.35		2.28		1.51	60
03/31/08	14.69	0.18		(0.17)	0.01	(0.18)	(2.16)	12.36	(0.55	)(d)	31,376	1.30	(d)	1.32	(d)	1.51	83
Institutional Plus Class
03/31/12(e)	13.90	0.07	(c)	1.47	1.54	(0.08)	—	15.36	11.13		12,773	1.02		1.06		1.15	25

See accompanying notes to financial statements.

		Investment Activities				Distributions to Shareholders from:								Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investments		Net Asset Value, End of Period	Total Return(a)		Net Assets, End of Period (000’s)	Expense to Average Net Assets(b)		Net Investment Income (Loss) to Average Net Assets(b)		Expense to Average Net Assets*(b)	Portfolio Turnover(a)
CORE EQUITY FUND
Institutional Class
03/31/12	$8.59	$0.08	(c)	$0.01	$0.09	$(0.06)		$—		$8.62	1.13%		$73,538	1.11%		0.98%		1.23%	29%
03/31/11	7.92	0.06	(c)	0.63	0.69	(0.02)		—		8.59	8.69		115,919	1.15		0.82		1.29	32
03/31/10	5.54	0.05	(c)	2.39	2.44	(0.06)		—		7.92	44.10		111,730	1.18		0.78		1.34	24
03/31/09	8.72	0.09		(3.07)	(2.98)	(0.09)		(0.11)		5.54	(34.36)		70,000	1.24		1.34		1.40	28
03/31/08	10.33	0.09		(0.32)	(0.23)	(0.09)		(1.29)		8.72	(3.25	)(d)	95,746	1.18	(d)	0.87	(d)	1.39	31
Institutional Plus Class
03/31/12	8.59	0.10	(c)	0.02	0.12	(0.06)		—		8.65	1.53		191,900	0.84		1.30		0.98	29
03/31/11(e)	8.17	0.03	(c)	0.39	0.42	—		—		8.59	5.14		168,306	0.85		1.43		1.01	32

LARGE CAP GROWTH FUND
Institutional Class
03/31/12	9.36	0.03	(c)	0.36	0.39	(0.03)		(0.43)		9.29	4.97		47,059	1.20		0.29		1.43	131
03/31/11	8.73	0.03	(c)	0.77	0.80	(0.02)		(0.15)		9.36	9.19		89,647	1.26		0.36		1.44	18
03/31/10	5.98	0.02	(c)	2.75	2.77	(0.02)		—		8.73	46.40		81,220	1.22		0.32		1.53	14
03/31/09	8.60	0.05		(2.62)	(2.57)	(0.05)		—		5.98	(29.94)		30,771	0.99		0.84		1.55	18
03/31/08(g)	10.00	0.00		(1.40)	(1.40)	—		—		8.60	(14.00)		23,509	1.95		0.03		2.41	6
Institutional Plus Class
03/31/12(e)	8.61	0.02	(c)	1.19	1.21	(0.04)		(0.43)		9.35	14.88		23,583	0.88		0.47		1.18	131

GROWTH OPPORTUNITIES FUND
Institutional Class
03/31/12	15.19	(0.08	)(c)	0.41	0.33	—		—		15.52	2.17		80,961	1.16		(0.55)		1.28	72
03/31/11	11.50	0.02	(c)	3.72	3.74	(0.05	)(f)	—		15.19	32.54		107,089	1.16		0.18		1.30	45
03/31/10	7.36	(0.01	)(c)	4.15	4.14	—		—		11.50	56.25		68,427	1.18		(0.11)		1.35	54
03/31/09	13.16	0.05		(4.44)	(4.39)	(0.02)		(1.39	)(f)	7.36	(33.91)		41,797	1.27		0.48		1.43	64
03/31/08	15.21	(0.02)		(0.69)	(0.71)	(0.05)		(1.29)		13.16	(5.50	)(d)	69,135	1.20	(d)	(0.17	)(d)	1.42	73
Institutional Plus Class
03/31/12(e)	13.31	(0.01	)(c)	2.23	2.22	—		—		15.53	16.68		42,774	0.93		(0.13)		1.05	72

See accompanying notes to financial statements.

		Investment Activities				Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(a)		Net Assets, End of Period (000’s)	Expense to Average Net Assets(b)		Net Investment Income to Average Net Assets(b)		Expense to Average Net Assets*(b)	Portfolio Turnover(a)
SMALL COMPANY FUND
Institutional Class
03/31/12	$19.37	$0.09	(c)	$0.59	$0.68	$(0.07)	$(0.87)	$19.11	4.25%		$60,370	1.22%		0.47%		1.35%	30%
03/31/11	16.56	0.11	(c)	3.89	4.00	(0.01)	(1.18)	19.37	24.83		77,747	1.26		0.64		1.41	28
03/31/10	9.90	0.06	(c)	6.66	6.72	(0.06)	—	16.56	68.04		64,737	1.34		0.47		1.50	30
03/31/09	15.65	0.12		(5.46)	(5.34)	(0.12)	(0.29)	9.90	(34.47)		30,051	1.43		0.88		1.59	32
03/31/08	19.47	0.06		(1.06)	(1.00)	(0.06)	(2.76)	15.65	(5.87	)(d)	39,676	1.35	(d)	0.37	(d)	1.56	27
Institutional Plus Class
03/31/12	19.38	0.13	(c)	0.60	0.73	(0.08)	(0.87)	19.16	4.51		84,974	0.96		0.74		1.10	30
03/31/11(e)	18.09	0.01	(c)	1.28	1.29	—	—	19.38	7.13		64,005	0.93		0.22		1.10	28

*	Ratios excluding contractual and voluntary waivers. Voluntary waivers may be stopped at any time.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share data calculated using average shares method.
(d)

As disclosed in the 2006 Annual Report, the U.S. Securities and Exchange Commission conducted an examination of First National Bank of Omaha (“FNBO”) related to past payments of certain marketing and other expenses. Subsequently, FNBO agreed to pay the Funds $313,681, which was paid in December 2007. This amount was allocated to each Fund based on the average net assets of the Fund on the date of the distribution. During the year ended March 31, 2008, FNBO reimbursed amounts to the Funds for these marketing arrangements. The corresponding impact was an increase to the total returns of 0.06% for Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Core Equity Fund, Growth Opportunities Fund and Small Company Fund and a decrease to the net expense ratios and an increase to the net income ratios of 0.06% for Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Core Equity Fund and Small Company Fund and 0.07% for Growth Opportunities Fund.

(e)

Commencement of operations of Institutional Plus Class shares was as follows: Core Equity Fund and Small Company Fund — December 17, 2010; Short-Intermediate Bond Fund, Balanced Fund, Large Cap Growth Fund and Growth Opportunities Fund - October 14, 2011; Income Fund — October 28, 2011.

(f)	Distribution amount for the Growth Opportunities Fund includes a return of capital distribution of $0.10 and $0.03 per share for the years ended March 31, 2009 and March 31, 2011, respectively.
(g)	Commencement of operations of Institutional Class shares for Large Cap Growth Fund was July 5, 2007.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

1. Organization

Tributary Funds, Inc. (the “Company”) was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company issuing its shares in series.  The Company consists of seven series, the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, the Core Equity Fund, the Large Cap Growth Fund, the Growth Opportunities Fund and the Small Company Fund (collectively, the “Funds” and individually, a “Fund”).  Each series represents a distinct portfolio with its own investment objectives and policies.

On close of business July 22, 2011, Institutional Class shares of the International Equity Fund were liquidated in exchange for Institutional Class shares of the Federated International Leaders Fund, a series of Federated World Investment Series, Inc.  At this time, the International Equity Fund was terminated as a series of the Company.

All Funds offer Institutional Class and Institutional Plus Class shares without a sales charge.    The two classes differ principally in applicable minimum investment, shareholder servicing fees and co-administration fee waivers.  Co-administration fee waivers were discontinued effective August 1, 2011.  Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes.  Each share class also has different voting rights on matters affecting a single class.  No class has preferential dividend rights.

Under the Company’s organizational documents, the Company shall indemnify its Officers and Directors against certain liabilities arising out of the performance of their duties to the Company.  In addition, in the normal course of business, the Company may enter into contracts with its vendors and others that provide general indemnifications.  The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company.  However, based on experience, the Company expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation

The net asset value (“NAV”) per share of each Fund is determined each business day as of the close of the New York Stock Exchange (“NYSE”), which is normally 4 p.m. Eastern Time.  In valuing a Fund’s assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over the-counter securities, are valued at the official closing price on the primary exchange or market (foreign or domestic) on which they traded or, if there is no such reported price on the valuation date, at the most recent quoted sale price or bid price.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE.  Short-term debt investments (maturing within 60 days) may be valued on an amortized cost basis, unless such value does not approximate market value.  Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings, or developments relating to specific securities in arriving at the valuation.  Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.

Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company’s Fair Value Committee (“Fair Value Committee”) pursuant to procedures established by the Company’s Board of Directors (the “Board”).  Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

events may be specific to a particular issuer, such as mergers, restructurings, or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Fair Value Committee’s own assumptions in determining fair value.  Factors used in determining fair value include, but are not limited to, type of security or asset, trading activity of similar markets or securities, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Under the Company’s pricing and valuation procedures, the Board has delegated the daily operational oversight of the securities valuation function to the Fair Value Committee which consists of representatives from the Funds’ adviser or sub-adviser and representatives of Jackson Fund Services (“JFS” or “Co-Administrator”), a division of Jackson National Asset Management, LLC.  The Company’s pricing and valuation procedures are approved by the Board no less frequently than annually.

For those securities fair valued under procedures adopted by the Board, whether through a standardized fair valuation methodology or a fair valuation determination, the Fair Value Committee reviews and affirms the reasonableness of the fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.  The Fair Valuation Committee’s fair valuation determinations are subject to review by the Funds’ Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Funds use a framework for measuring fair value.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price).  One component of fair value is a three-tier fair value hierarchy.  The basis of the tiers is dependent upon various “inputs” used to determine the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 — includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds

Level 2 — includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets, or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities subject to corporate actions, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 — includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Company’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index, or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the Co-Administrator regularly compares prior day prices and sales prices to the current day prices and challenges those prices exceeding certain tolerance levels with the pricing services or broker.  To substantiate Level 3 unobservable inputs, the Adviser and Co-Administrator use a variety of techniques as appropriate to substantiate these valuation approaches including transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2012, by category:

	LEVEL 1 - Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Short-Intermediate Bond Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$19,140,465	$285,663	$19,426,128
Corporate Bonds	—	26,424,739	—	26,424,739
Government and Agency Obligations	—	18,617,259	—	18,617,259
Preferred Stocks	434,500	—	—	434,500
Short Term Investments	1,290,410	—	—	1,290,410
Total	$1,724,910	$64,182,463	$285,663	$66,193,036
Income Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$15,860,310	$413,813	$16,274,123
Corporate Bonds	—	14,414,190	—	14,414,190
Government and Agency Obligations	—	31,758,021	—	31,758,021
Preferred Stock	458,200	—	—	458,200
Exchange Traded Funds	458,470	—	—	458,470
Investment Company	1,290,603	—	—	1,290,603
Short Term Investments	2,923,712	—	—	2,923,712
Total	$5,130,985	$62,032,521	$413,813	$67,577,319
Balanced Fund
Common Stocks	$39,439,995	$—	$—	$39,439,995
Corporate Bonds	—	13,959,846	—	13,959,846
Government and Agency Obligations	—	7,267,515	—	7,267,515
Short Term Investments	5,946,804	—	—	5,946,804
Total	$45,386,799	$21,227,361	$—	$66,614,160
Core Equity Fund
Common Stocks	$254,010,137	$—	$—	$254,010,137
Short Term Investments	12,743,422	—	—	12,743,422
Total	$266,753,559	$—	$—	$266,753,559
Large Cap Growth Fund
Common Stocks	$69,721,200	$—	$—	$69,721,200
Short Term Investments	1,411,369	—	—	1,411,369
Total	$71,132,569	$—	$—	$71,132,569
Growth Opportunities Fund
Common Stocks	$118,977,976	$—	$—	$118,977,976
Short Term Investments	6,884,763	—	—	6,884,763
Total	$125,862,739	$—	$—	$125,862,739
Small Company Fund
Common Stocks	$140,358,775	$—	$—	$140,358,775
Short Term Investments	5,976,433	—	—	5,976,433
Total	$146,335,208	$—	$—	$146,335,208

The Funds recognize transfers between levels as of the beginning of the period.  There were no transfers into or out of Level 1, 2 or 3 during the year.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

The following table is a rollforward of Level 3 investments by category for which significant unobservable inputs were used to determine fair value during the year ended March 31, 2012:

	Balance at Beginning of Period	Transfers Into Level 3	Transfers Out of Level 3	Total Realized and Change in Unrealized Gain/ (Loss)	Purchases	(Sales)	Balance at End of Period	Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period
Short-Intermediate Bond Fund
Non-U.S. Government Agency ABS	$378,510	$—	$—	$(74,107)	$20,697	$(39,437)	$285,663	$(74,107)
Income Fund
Non-U.S. Government Agency ABS	517,058	—	—	(64,691)	—	(38,554)	413,813	(64,691)

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”.  ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures.  Effective for interim and annual reporting periods beginning after December 15, 2011, entities will need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process and a narrative description of the sensitivity of the fair value measurement to changes in unobservable or Level 3 fair valuation inputs.  Management is currently evaluating the impact ASU 2011-04 will have on the Funds’ financial statement disclosures.

Securities Transactions, Investment Income and Foreign Taxes

Securities transactions are accounted for no later than one business day following trade date.  For financial reporting purposes, however, on the last business day of the reporting period, security transactions are accounted for on trade date.  Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount.  Dividend income is recorded on the ex-dividend date.  Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. net withholding taxes.  Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without registering the transaction under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  Whether a restricted security is illiquid or not is determined pursuant to procedures established by the Board. Not all restricted securities are considered illiquid.  As of March 31, 2012, the Balanced Fund held the following Rule 144A security that was deemed illiquid:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Commonwealth Bank of Australia, 4.00%, 04/13/20	3/31/10	$500,000	$514,500	0.8%

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.  Expenses directly attributable to a class are charged directly to that class, while expenses attributable to both classes are allocated to each class based upon the ratio of net assets for each class as a percentage of total net assets.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond and Income Funds.  The Balanced Fund declares and pays dividends from net investment income quarterly.  The Core Equity Fund, Large Cap Growth Fund, Growth Opportunities Fund and Small Company Fund declare and pay dividends from net investment income, if any, annually.  Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceeded available capital loss carryovers.  The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

3. Related Party Transactions and Fees and Agreements

Tributary Capital Management, LLC (“Tributary”), a subsidiary of First National Bank of Omaha (“FNBO”), which is a subsidiary of First National Bank of Nebraska, Inc., serves as the investment adviser to the Funds.  Each Fund pays a monthly fee at an annual rate of the following percentages of each Fund’s average daily net assets:  0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.75% for each of the Balanced Fund, Core Equity Fund and Growth Opportunities Fund, 0.90% for the Large Cap Growth Fund and 0.85% for the Small Company Fund.

Tributary has contractually agreed to waive certain of its fees until July 31, 2012 at the annual rate of the following percentages of each Fund’s average daily net assets:  0.22% for the Short-Intermediate Bond Fund, 0.27% for the Income Fund, 0.125% for the Balanced Fund, 0.12% for the Core Equity Fund, 0.12% for the Growth Opportunities Fund and 0.13% for the Small Company Fund.  Tributary contractually agreed to waive certain of the Large Cap Growth Fund’s fees until July 31, 2011 at 0.15% of the Fund’s average daily net assets and effective August 1, 2011 at 0.30% of the Fund’s average daily net assets until July 31, 2012.  None of the waived fees can be recaptured in subsequent periods.  The amounts waived for each Fund are recorded as expenses waived by adviser in each Fund’s Statement of Operations.

Riverbridge Partners, LLC (“Riverbridge”) served as the investment sub-adviser to the Large Cap Growth Fund until June 30, 2011, at which time the agreement was terminated.  Effective July 1, 2011, Tributary, as the adviser to the Large Cap Growth Fund, assumed responsibility for investment management of the Fund.  First National Fund Advisers (“FNFA”), a division of FNBO, serves as the investment sub-adviser for the Balanced Fund.  Effective June 30, 2011, Tributary and First National Asset Management (“FNAM”), a division of FNBO, entered into a sub-advisory agreement for FNAM to serve as investment sub-adviser to the Short-Intermediate Bond Fund and Income Fund.  FNAM and FNFA were subsequently combined into FNFA and the Board approved a new investment sub-advisory agreement between Tributary and FNFA for the Short-Intermediate Bond Fund and Income Fund effective November 17, 2011.

JPMorgan Chase Bank, N.A. serves as the custodian for each of the Funds.

DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions.  Tributary and JFS serve as co-administrators of the Funds.  As compensation for its administrative services, each co-administrator is entitled to a fee, calculated daily and paid monthly based on each Fund’s average daily net assets.  Tributary receives 0.07% of each Fund’s average daily net assets.  Prior to July 31, 2011, Tributary contractually agreed to waive co-administrator fees at an annual rate of 0.035% for each Fund’s Institutional Plus Class average daily net assets.  The amounts waived for each Fund are recorded as co-administration fees waived—Institutional Plus Class in each Fund’s Statement of Operations.

Beacon Hill Fund Services, Inc. provides the Funds’ Anti-Money Laundering Compliance Officer and Chief Compliance Officer services.

The Company has adopted an Administrative Services Plan, which allows the Funds’ Institutional Class shares to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks, including FNBO (each a “Service Organization”).  Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund.  The Funds maintain Servicing Agreements, one of which is with FNBO.  FNBO receives an annual fee at the rate of 0.25% of the average aggregate net asset value of the Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

held during the period by customers for whom they provided services under the Servicing Agreement.  The amounts charged to the Funds and either waived by or paid to FNBO for shareholder service fees are reported within the Statements of Operations.

4. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year from acquisition), for the year ended March 31, 2012 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$22,707,606	$21,910,654
Income Fund	13,310,119	9,501,431
Balanced Fund	26,884,479	9,782,031
Core Equity Fund	72,638,025	91,366,580
Large Cap Growth Fund	95,099,162	103,126,170
Growth Opportunities Fund	91,290,371	76,615,045
Small Company Fund	38,914,138	40,011,085

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended March 31, 2012 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$9,147,050	$10,912,949
Income Fund	15,108,759	11,710,267
Balanced Fund	3,638,310	880,305

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share.  The Board is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.

6. Federal Income Taxes

The following information is presented on an income tax basis.  It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, federal income taxes.  Therefore, no provision is made for federal income taxes.  Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Differences between amounts reported for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.

To the extent the differences between the amounts recognized for financial statements and federal income tax purposes are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: reclassifications related to Treasury Inflation-Protected Securities, market discount, premium and/or paydown securities, REIT securities, net operating losses, expired capital loss carryforwards and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Short-Intermediate Bond Fund	$32,309	$(32,309)	$—
Income Fund	(34,549)	34,549	—
Large Cap Growth Fund	(1,271)	1,271	—
Growth Opportunities Fund	529,164	—	(529,164)
Small Company Fund	(1,062)	1,062	—

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

At March 31, 2012, the cost of investments, the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains for U.S. federal income tax purposes were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Undistributed Net Ordinary Income*	Undistributed Net Long- Term Capital Gain
Short-Intermediate Bond Fund	$65,463,358	$1,347,859	$(618,181)	$729,678	$121,052	$—
Income Fund	65,376,273	3,620,198	(1,419,152)	2,201,046	375,418	—
Balanced Fund	54,633,784	12,317,265	(336,889)	11,980,376	10,475	—
Core Equity Fund	223,908,115	47,417,790	(4,572,346)	42,845,444	2,428,519	—
Large Cap Growth Fund	55,586,912	15,989,423	(443,766)	15,545,657	130,487	2,046,268
Growth Opportunities Fund	89,126,608	37,500,594	(764,463)	36,736,131	—	2,020,360
Small Company Fund	119,166,319	30,337,997	(3,169,108)	27,168,889	774,678	1,915,023

*Undistributed net ordinary income includes any undistributed net short-term capital gains.

The tax character of dividends and distributions paid during the Funds’ fiscal years ended March 31, 2012 and 2011 were as follows:

	Net Ordinary Income*		Net Long Term Capital Gains		Return of Capital		Total Distributions Paid***
	2012	2011	2012**	2011	2012	2011	2012	2011
Short-Intermediate Bond Fund	$2,126,646	$2,235,503	$—	$—	$—	$—	$2,126,646	$2,235,503
Income Fund	2,078,619	2,446,727	—	—	—	—	2,078,619	2,446,727
Balanced Fund	432,382	531,794	—	—	—	—	432,382	531,794
Core Equity Fund	1,989,427	211,335	—	—	—	—	1,989,427	211,335
Large Cap Growth Fund	395,094	189,954	2,996,703	1,334,463	—	—	3,391,797	1,524,417
Growth Opportunities Fund	—	139,486	—	—	—	171,098	—	310,584
Small Company Fund	1,741,493	1,185,578	5,005,642	3,289,741	—	—	6,747,135	4,475,319

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**  The Funds designated as long-tem capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the fiscal year ended March 31, 2012.

*** Total distributions paid may differ from the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010.  In general, the provisions of the Act are effective for the Funds’ fiscal year ending March 31, 2012.  Under the Act, a Fund is permitted to carry forward capital losses for an unlimited period.  However, any losses incurred during post-enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

At March 31, 2012, the following Funds had pre-enactment unused capital loss carryovers for U.S. federal income tax purposes, which may be used to offset future net realized capital gains. If not used, the capital loss carryovers will expire as follows:

	2013	2014	2015	2016	2017	2018	2019	2020	Total
Short-Intermediate Bond Fund	$—	$726,566	$1,593,824	$852,078	$577,072	$—	$—	$—	$3,749,540
Income Fund	—	—	694,575	267,178	—	—	—	—	961,753
Balanced Fund	—	—	—	—	—	167,801	—	—	167,801
Core Equity Fund	—	—	—	—	—	2,192,793	—	—	2,192,793

At March 31, 2012, the following Funds had post-enactment unused capital loss carryovers for U.S. federal income tax purposes, which may be used to offset future net realized capital gains and will be carried forward indefinitely and retain their character as follows:

	Short Term Capital Losses	Long Term Capital Losses
Short-Intermediate Bond Fund	$10,141	$393,995
Income Fund	—	328,436
Core Equity Fund	6,912,291	3,178,105

Under current tax law, certain capital losses realized after October 31 but before the end of the fiscal year (“Post-October losses”) may be deferred and treated as occurring on the first business day of the following fiscal year.  For the year ended March 31, 2012, the following Funds deferred to April 1, 2012 Post-October capital losses of:

Post- October Losses
Core Equity Fund	$1,401,207
Large Cap Growth Fund	36

The Funds comply with FASB Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes.”  FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Funds with tax positions not deemed to meet the “more-likely-than-not” threshold would be required to record a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax position taken in returns for the tax years ended March 31, 2009 through March 31, 2012 which remain subject to examination by all major tax jurisdictions, including federal and the State of Nebraska.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no tax liability resulted from unrecognized tax benefits related to uncertain tax positions and therefore no provision for federal income tax was required in the Funds’ financial statements for the year ended March 31, 2012.

7. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the footnotes.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Tributary Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, for the Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Balanced Fund, Tributary Core Equity Fund, Tributary Large Cap Growth Fund, Tributary Growth Opportunities Fund and Tributary Small Company Fund, each a series of Tributary Funds, Inc. (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year periods then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2012, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

May 23, 2012

ADDITIONAL FUND INFORMATION

March 31, 2012 (Unaudited)

Proxy Voting Policy

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203.  The information also is included in the Company’s Statement of Additional Information, which is available on the Funds’ website at www.tributaryfunds.com and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Holdings

The Company files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Forms N-Q are available free of charge on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Federal Income Tax Information

The information reported below is for the period ended March 31, 2012.  Foreign tax and qualified dividend information for the calendar year 2012 will be provided on your 2012 Form 1099-DIV.

For the year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.  The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%.  Complete information for calendar year 2012 will be reported in conjunction with your 2012 Form 1099-DIV.

For the year ended March 31, 2012, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Short-Intermediate Bond Fund	1.60%
Income Fund	1.68%
Balanced Fund	82.49%
Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Growth Opportunities Fund	0.00%
Small Company Fund	100.00%

For the year ended March 31, 2012, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Short-Intermediate Bond Fund	1.60%
Income Fund	1.68%
Balanced Fund	79.39%
Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Growth Opportunities Fund	0.00%
Small Company Fund	100.00%

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expense Paid During Period*	Expense Ratio During Period**	Beginning Account Value 10/01/11	Ending Account Value 3/31/12	Expense Paid During Period*	Expense Ratio During Period**
Short-Intermediate Bond Fund
Institutional Class	$1,000.00	$1,025.30	$4.35	0.86%	$1,000.00	$1,020.70	$4.34	0.86%
Institutional Plus Class†	1,000.00	1,026.20	2.87	0.61	1,000.00	1,020.40	2.86	0.61
Income Fund
Institutional Class	1,000.00	1,021.50	4.65	0.92	1,000.00	1,020.40	4.65	0.92
Institutional Plus Class†	1,000.00	1,024.70	2.85	0.66	1,000.00	1,018.50	2.84	0.66
Balanced Fund
Institutional Class	1,000.00	1,166.40	6.93	1.28	1,000.00	1,018.60	6.46	1.28
Institutional Plus Class†	1,000.00	1,111.30	5.00	1.02	1,000.00	1,018.49	4.78	1.02
Core Equity Fund
Institutional Class	1,000.00	1,228.70	6.18	1.11	1,000.00	1,019.45	5.60	1.11
Institutional Plus Class	1,000.00	1,231.90	4.74	0.85	1,000.00	1,020.75	4.29	0.85
Large Cap Growth Fund
Institutional Class	1,000.00	1,267.80	6.46	1.14	1,000.00	1,019.30	5.76	1.14
Institutional Plus Class†	1,000.00	1,148.80	4.39	0.88	1,000.00	1,019.14	4.13	0.88
Growth Opportunities Fund
Institutional Class	1,000.00	1,303.10	6.85	1.19	1,000.00	1,019.05	6.01	1.19
Institutional Plus Class†	1,000.00	1,166.80	4.68	0.93	1,000.00	1,018.90	4.36	0.93
Small Company Fund
Institutional Class	1,000.00	1,286.20	7.03	1.23	1,000.00	1,018.85	6.21	1.23
Institutional Plus Class	1,000.00	1,287.60	5.60	0.98	1,000.00	1,020.10	4.95	0.98

*                 Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**          Annualized.

†                   The Institutional Plus Class has less than 6 months operating history.

INVESTMENT SUB-ADVISORY AGREEMENT APPROVAL

March 31, 2012

Review and Approval of the Funds’ Sub-Advisory Agreement.

Effective November 17, 2011, the sub-adviser for the Short-Intermediate Bond Fund and Income Fund, First National Asset Management (“FNAM”), was merged into the sub-adviser for the Balanced Fund, First National Fund Advisers (“FNFA”) (the “Merger”).

On November 17, 2011, the Board of Directors (the “Board”) of Tributary Funds, Inc. (the “Funds”), including all of the Directors who are not parties to any of the investment advisory or sub-advisory agreements for the Company or “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any party to such agreements (the “Independent Directors”) approved a new Investment Sub-advisory Agreement dated November 17, 2011, between Tributary Capital Management, LLC (“Tributary”) and FNFA, a separately identifiable department of First National Bank of Omaha (“FNBO”), with respect to the Tributary Short-Intermediate Bond Fund and the Tributary Income Fund (together, the “Fixed Income Funds”).

First National Fund Advisers

In its deliberations, the Board did not identify any single piece of information that was controlling or determinative for its decisions respecting the investment sub-advisory agreement with FNFA.  However, the following are the Board’s conclusions respecting the material factors the Board considered when approving the investment sub-advisory agreement with FNFA.

Nature, Extent, and Quality of Services to be Provided by FNFA.

The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by FNFA under the FNFA Agreement.  The Board requested and evaluated FNFA’s organizational documents, including its registration with the SEC, which it found acceptable.  Representatives of FNFA were available and answered questions regarding their duties.  In its review of the nature, extent, and quality of services to be provided by FNFA to the Fixed Income Funds, the Board considered and concluded the following:

•                  The biographical information for each portfolio manager to be employed by FNFA following the Merger who would be providing services under the FNFA Agreement had  the breadth and depth of experience expected (including that the personnel servicing the Fixed Income Funds were anticipated to remain unchanged).

•                  The overall high quality of the personnel, operations, financial condition, investment management capabilities and methodologies are acceptable.

•                  FNFA’s resources and research capabilities meet the Board’s expectations.

•                  There is an apparent absence of potential conflicts of interest in having FNFA serve as the investment sub-adviser to the Fixed Income Funds.

•                  FNFA’s portfolio execution and soft dollar policies and practices were found to be adequate.

•                  FNFA’s policies and procedures for allocating transactions among accounts are appropriate.

•                  FNFA’s service offerings, including investment analysis, investment management, trading of portfolio securities, proxy voting, and valuation of portfolio securities meet the needs of the Fixed Income Funds.

After reviewing this information and discussing it with representatives from FNFA, the Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided by FNFA.

Investment Performance.

The Board recognized that the investment objective and principal investment strategies of the Fixed Income Funds are expected to continue substantially unchanged under the FNFA Agreement.  It was noted that the portfolio management team at FNAM managing the Fixed Income Funds would continue to manage the Fixed Income Funds at FNFA following the Merger. The Board reviewed the Morningstar Category “peer group” identified in the Prospectus for the Funds as an appropriate benchmark for evaluating the performance to be achieved by FNFA for the Fixed Income Funds.  The Board noted that each of the Fixed Income Fund’s performance outperformed some comparable funds and underperformed others.   After reviewing and discussing the performance of the Fixed Income Funds further, FNFA’s portfolio managers’ (following the Merger) experience managing the Fixed Income Funds, and FNFA’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fixed Income Funds and FNFA (including the FNAM portfolio managers) was satisfactory.

Cost of Services Provided and Profitability.

The Board reviewed the rate of FNFA’s proposed sub-advisory fee in relation to the nature, extent, and quality of services to be provided by FNFA.  The Board received and considered information comparing the Fixed Income Funds’ management fees with those of comparable funds as determined by Lipper.  The Board considered the consistency of the proposed sub-advisory fees with current sub-advisory fees charged by similar sub-advisers for comparable funds with comparable objectives.  The Board noted that the proposed fees to be charged by FNFA would remain the same as the fees currently charged by FNAM and that Tributary — not the Fixed Income Funds — would pay the proposed sub-advisory fees to FNFA. The Board received and considered information comparing the expense ratios of the Fixed Income Funds with those of comparable funds as determined by Morningstar Category and Lipper.  The Board also noted that the Fixed Income Funds’ expense ratios were in line with expense ratios of funds within their peer groups.

Based on the foregoing information, the Board concluded that the fees to be paid to FNFA, the costs of the services to be provided, and the profits that may be realized by FNFA, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by FNFA and that they reflected charges within a range of what could have been negotiated at arm’s length.  The Board also reviewed profitability information included in the evaluation materials presented to the Board, which information was consistent with profitability for FNFA in the past.

Economies of Scale.

The Board also noted that FNFA could realize economies of scale and synergies of operations as it manages the Fixed Income Funds in addition to the Balanced Fund.  The Board also noted that FNFA may realize economies if the level of assets under management were to grow.  The Board noted that the small number of investment professionals and limited amount of assets currently under management could limit such economies of scale.

Employment Arrangements.

The Board considered FNFA’s proposed personnel following the Merger, as well as its plans for attracting and retaining high quality investment professionals.  The Board noted that Ronald Horner, Mary Anne Mullen, and Travis Nordstrom would continue to be the portfolio managers that would be responsible for the day-to-day management of the Fixed Income Funds, serving in the same capacity for the Fixed Income Funds that they did while with FNAM.  The Board reviewed each of these individuals’ biographies.  The Board also considered FNFA’s method for determining the compensation of each of the portfolio managers proposed to continue to be assigned to the Fixed Income Funds after the Merger.  It was noted that FNFA offers a competitive compensation package that includes incentive bonus payments, firm contributions to 401K plans and continuing education.  Finally, it was noted that FNFA provides a workplace environment that is conducive to attracting and retaining high quality investment professionals.  The Board found this method to be consistent with methodologies used by Tributary and FNAM.

Legal Consideration.

The Board reviewed FNFA’s compliance program, including the procedures adopted and maintained by FNFA.  The Board noted that these procedures were in accordance with the Investment Advisers Act of 1940, as amended, and that the compliance program was generally consistent with the standard set forth under the 1940 Act.  The Board also reviewed FNFA’s Code of Ethics, which the Board found consistent with the Code of Ethics of other investment advisers, including that of Tributary and FNAM.  The Board also considered FNFA’s internal controls in connection with its review of FNFA’s compliance program.  The Board noted that it was not aware of any pending or anticipated legal proceedings or investigations involving FNFA.

Other Considerations.

The Board also identified and considered benefits that could be anticipated to accrue to FNFA because of its relationship with the Fixed Income Funds, including enhanced marketing.  In this regard the Board considered that a more streamlined structure would enhance the ability of Tributary to more clearly market the Funds to support grow of the Fixed Income Funds as well as other Funds in the complex.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including its Independent Directors, concluded that the terms of the investment sub-advisory agreement with FNFA are fair and reasonable and concluded that the fees to be charged by FNFA under its agreement are reasonable in light of the services that FNFA will provide to the Fixed Income Funds.

DIRECTORS AND OFFICERS

March 31, 2012

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company. The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.

Information about the Directors and officers of the Company is set forth below. The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203.

Name, Address(1), Age, and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Robert A. Reed Age 72 Director	Indefinite; Since 1994.	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 — present).	7	None.

Gary D. Parker Age 67 Director	Indefinite; Since 2005.	Retired.	7	None.

John J. McCartney Age 68 Director	Indefinite; Since 2010.	Retired. Executive Vice President and Chief Financial Officer, Zurich Insurance Group North America (August 2002 — June 2007).	7	None.

INTERESTED DIRECTOR

Stephen R. Frantz(2) Age 53 Director/President	Indefinite; Since 2010.	President, Tributary Capital Management, LLC (May 2010 — present); Chief Investment Officer, First Investment Group (January 2005 — May 2010); Chief Investment Officer, FNB Fund Advisers (January 2005 — May 2010).	7	None.

Name, Address, Age, and Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS

Daniel W. Koors(3) Age: 41 Treasurer	Indefinite; Since December 2009.

Chief Operating Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”), a division of JNAM (2011 — present); Treasurer and Chief Financial Officer of investment companies advised by Curian Capital, LLC (2010 — present); Senior Vice President of JNAM and JFS (2009 — present); Vice President of investment companies advised by JNAM (2006 — present).  Formerly, Chief Financial Officer of JNAM and JFS (2007 — 2011); Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 — 2011); Assistant Vice President — Fund Administration of Jackson (2006 — 2009); Vice President of JNAM and JFS (2007 — 2008).

			N/A	N/A

Rodney L. Ruehle(4) Age: 44 Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; Since December 2009.	Director, Beacon Hill Fund Services, Inc. (2008 — present). Formerly, Vice President, CCO Services, Citi Fund Services, Inc. (2004 — 2008).	N/A	N/A

Megan E. Garcy(3) Age: 26 Secretary	Indefinite; Since October 2011.	Compliance Supervisor of JNAM and JFS (2010 — present).	N/A	N/A

(1) The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68102.

(2) As defined in the 1940 Act, Mr. Frantz is an “interested” director because he is an officer of Tributary Capital Management, LLC, which is the investment adviser for the Funds.

(3) The address for Mr. Koors and Ms. Garcy is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

(4) The address for Mr. Ruehle is 4041 North High Street, Suite 402, Columbus, Ohio 43214.

Investment Adviser

Tributary Capital Management, LLC

1620 Dodge Street, Stop 1089

Omaha, Nebraska 68197

Investment Sub-Adviser

(Short-Intermediate Bond Fund,

Income Fund and Balanced Fund only)

First National Fund Advisers

215 West Oak Street, 4th Floor

Fort Collins, Colorado 80521

Custodian

JPMorgan Chase

4 New York Plaza, 12th Floor

New York, NY 10004

Co-Administrators

Jackson Fund Services

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

Tributary Capital Management, LLC

1620 Dodge Street, Stop 1089

Omaha, Nebraska 68197

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, Nebraska 68137

Legal Counsel

Husch Blackwell LLP

1620 Dodge Street, Suite 2100

Omaha, Nebraska 68102

Compliance Services

Beacon Hill Fund Services, Inc.

4041 N. High Street, Suite 402

Columbus, Ohio 43214

This report has been prepared for the general information of Tributary Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Tributary Funds’ prospectus. The prospectus contains more complete information about Tributary Funds’ investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information

call 1-800-662-4203

or write to:

Tributary Funds Service Center

P.O. Box 219022

Kansas City, Missouri 64121-9022

or go to:

www.tributaryfunds.com

or email:

TributaryFunds@tributarycapital.com

Forward Motion. Momentum. Success.

0712-NLD-5/9/2012

TF-AR-0312

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 12(a)(1) on this Form N-CSR.  There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

The audit committee financial expert is John J. McCartney who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) — (d)

KPMG LLP (“KPMG”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended March 31, 2011 and March 31, 2012.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2011	$106,000	$12,274	$30,000	$0
2012	$96,000	$5,700	$31,600	$0

Nature of services regarding Audit-Related Fees:

2012: Consent on N-1A

2011:  Consent on N-1A and out of pocket expenses

The above Tax Fees for 2011 and 2012 are the aggregate fees billed for professional services by KPMG to the registrant for Federal income and Nebraska Corporate Tax Return reviews and distribution calculation and federal excise tax return review.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2011	$0	$0	$0
2012	$0	$0	$0

The aggregate amount of fees billed by billed the principal accountant to the Adviser Entities that were not directly related to the registrant’s operations and financial reporting was $50,000 for the fiscal year ended March 31, 2011 and $0 for the fiscal year ended March 31, 2012.

(e)(1)                  The Audit Committee shall review, consider, and pre-approve the engagement of all auditors to certify the registrant’s financial statements (an “Audit Engagement”).  The Audit Committee must report to the Board of Directors of the registrant regarding its approval of all Audit Engagements.

Management of the registrant may request pre-approval of, and the Audit Committee, or a member of the Audit Committee designated by the Audit Committee (a “Designated Member”), may pre-approve permissible non-audit services (e.g. tax, valuation, and general accounting services) to the registrant and/or to the Adviser Entities, on a project-by-project basis.  The Audit Committee must, however, pre-approve any engagement of the auditor to provide non-audit services to any Adviser Entity during the period of such auditor’s audit engagement.  Any action by the Designated Member in approving requested non-audit service shall be presented for ratification by the Audit Committee no later than at the Audit Committee’s next scheduled meeting.

(e)(2)                   0%.

(f)                                    Not applicable.

(g)                                 The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $92,274 for the fiscal year ended March 31, 2011 and was $37,300 for the fiscal year ended March 31, 2012.

(h)                                 The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Adviser Entities (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                                  Included as a part of the report to shareholders filed under Item 1.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures.

Item 11. Controls and Procedures.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.
(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tributary Funds, Inc.

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen R. Frantz
Name:	Stephen R. Frantz
Title:	President
Date:	June 6, 2012

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 6, 2012

EXHIBIT LIST

Exhibit 12(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Act.